UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

Schulte Roth & Zabel LLP

Kimberly L. Broder, Esq.

919 Third Avenue

New York, New York 10022

Registrant’s telephone number, including area code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 – October 31, 2023

Item 1. Reports to Stockholders.

(a)

Saba Capital

Saba Capital Income & Opportunities Fund

ANNUAL REPORT | October 31, 2023

This report is submitted for general information to shareholders. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the Fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Managed Distribution Policy: Beginning with the distributions for which the declaration date is December 29, 2023, the Fund will make monthly distributions to shareholders at a fixed amount of $0.085 per share.

The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time without prior notice to Fund shareholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the plan. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Table of Contents

Shareholder Letter	1
Performance Update	4
Material Risk Factors	6
Report of Indepencent Registered Public Accounting Firm	18
Consolidated Schedule of Investments	19
Consolidated Statement of Assets and Liabilities	43
Consolidated Statement of Operations	44
Statements of Changes in Net Assets	45
Consolidated Statement of Cash Flows	46
Financial Highlights	47
Notes to Consolidated Financial Statements	49
Additional Information	63
Trustees and Officers	64

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2023

December 21, 2023

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund (the “Fund”). We are pleased to provide you with a review of the Fund’s performance and financial markets over the last year.

Performance Summary1

We are pleased with the results of the Fund during the reporting period. The Fund significantly outperformed its primary benchmark, the iBoxx USD Liquid High Yield Index, as well as the S-Network Composite Closed-End Fund Index. Moreover, the Fund generated these returns while employing a defensive posture.

Security[2] November 1, 2022 – October 31, 2023	Total Return[3]	Annualized Volatility
Saba Capital Income & Opportunities Fund	9.63%	8.85%
iBoxx USD Liquid High Yield Index	5.11%	6.40%
S-Network Composite Closed-End Fund Index	-0.56%	10.35%

The primary contributor to the Fund’s strong returns was the exposure to closed-end funds trading at significant discounts, as well as long/short credit investments in loans/bonds/CDS/CDX. The main performance detractors were agency mortgages and long equity volatility positions.

Markets Review and Forecast

Today, market participants, policymakers and forecasters appear to be in broad alignment that global GDP growth and inflation should slow in 2024 and central banks will pivot by the second half of the year. In contrast, prior to the mid-November CPI report, markets had been suggesting a chance of at least one more rate hike ahead. We believe that plenty of uncertainty remains. The dot plots in recent years have proven to be wildly inaccurate, yet the market, as evidenced by low credit spreads and low implied volatility is ascribing near certainty to soft or no landing scenarios despite mixed economic data.

Accordingly, in the Fund, we remain defensively positioned from a net exposure perspective. At the same time, the Fund has grown its exposure to what we believe to be mispriced relative value investments, such as MBS spreads vs. IG spreads, rate volatility compared to equity/credit volatility and closed-end funds relative to their net asset value (“NAV”).

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The Fund seeks to achieve this objective by investing globally in debt and equity securities of public and private companies, which includes, among other things, investing in closed-end funds, special purpose acquisition companies (“SPACs”), public and private debt instruments, as well as derivatives, including total return swaps, credit default swaps, options and futures, where the Fund seeks to enhance returns and/or to reduce portfolio risk. From time to time, in pursuit of its investment objective, the Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Current Portfolio and Strategy

In the Fund’s 2022 Annual Report, we expressed our concern about elevated uncertainty in financial markets due to high inflation, potential recession, geopolitical risks and central banks’ aggressive policy rate increases. Although risk assets have generally rallied over the last year, there have been bouts of volatility, most notably during the regional banking crisis in March 2023.

Over the past year, the Fund maintained increased exposure to more traditional long investments, such as closed-end funds, high-yield and investment-grade bonds, equities and distressed assets. These performed well up to the banking crisis and since then, we have kept a measured stance in terms of net exposure by hedging through CDX indices. The Fund also identified new opportunities in reinsurance at the beginning of the year and through agency mortgages during the regional banking crisis.

Annual Report | October 31, 2023	1

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2023

Below is an overview of the Fund’s portfolio performance in 2023:

Closed-End Funds – Closed-end funds were a distinct contributor to the Fund’s strong performance over the last year. The Fund primarily benefited from the discount tightening in crypto based closed-end funds, which appeared to be driven by potential SEC approval for ETF conversion. The discounts, however, of many other closed-end funds continued to widen in 2023, which provide a rich opportunity set for future investments. U.S. and non-U.S. closed-end funds have grown from 20% of AUM to 60% of AUM during the reporting period and are now the largest single asset exposure in the Fund, with an average discount of approximately 15.6%.

Long /Short Credit – The Fund’s long exposure to bonds and loans along with tactical hedges through CDX served as contributors to the Fund’s performance during the Reporting Period. The Fund has opportunistically increased its allocation to long fixed income securities through investments in U.S. high-yield and investment-grade bonds and credit derivatives.

Reinsurance – The catastrophic reinsurance market became dislocated at end of 2022 (with premiums increasing by 50%+ YoY) which in our view was driven by 1) back-to-back natural disasters in 2021/22, 2) poor reinsurance returns, compounded by losses against insufficient premiums and weakened covenants, and 3) flight of reinsurance capital driven by weakened insurer balance sheets from higher rates. The Fund invested in reinsurance at the end of 2022 to take advantage of the dislocation. The premium increase vs 2022 is expected to remain attractive going into 2024.

Agency Mortgages – During the depths of the regional banking crisis in Q1 2023, interest rate volatility was significantly elevated and was dislocated compared to both equity and credit volatility. As a result, we invested in rate hedged MBS TBA (agency mortgage futures), which has a short rate volatility exposure and we purchased equity volatility through VIX futures to monetize the dislocation. Although the dislocation has persisted thus far and led to a moderate detraction – with the VIX at the lows since COVID and rate volatility at highs – we believe that as inflation slows and the Fed readies to cut rates in 2024, this dislocation will likely dissipate.

SPACs – SPACs have performed as designed over the last fiscal year, providing gains with limited downside because of the redemption at trust value feature. Given the practical shutdown in the SPAC IPO market, the weighting of SPACs in the portfolio has decreased from approximately 85% to 5% over the reporting period.

Equities – The Fund’s public equity investments benefited from the market rally and produced gains which were offset by the losses in PIPEs. The position size has been consistent at around 10% of NAV.

Conclusion

We will continue to leave no stone unturned in our search for investment opportunities that create long-term value for shareholders.

If you have any questions about the Fund, please visit

www.sabacef.com. We are grateful for your trust and support.

Boaz R. Weinstein

Founder and Chief Investment Officer

Saba Capital Management, LP

The foregoing reflects our views, analysis and opinions as of December 21, 2023.

[1]	Past performance is no guarantee of future results and shares of the Fund, when sold, may be worth less than their original cost.

2

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2023

[2]	The iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The S-Network Composite Closed-End Fund Index is a fund index designed to serve as a benchmark for closed-end funds listed in the US that principally engage in asset management processes seeking to produce taxable annual yield. Any indices and other financial benchmarks are provided for illustrative purposes only – and do not imply that any fund will achieve similar performance, returns or volatility or invest in any specific investments that compromise any such index. Comparisons to indices have limitations and material characteristics that may differ from any fund. Any index information contained herein is included merely to show general trends in the markets in the periods indicated, is not meant to imply that these indices are the only relevant indices, and is not intended to imply that any portfolio managed by Saba was similar to the index either in composition or element of risk. There is no guarantee that such portfolios will meet or exceed any index. Indices referenced in the foregoing letter were selected by us in good faith, but there is no guarantee that such indices are appropriate or suitable for comparison with the Fund’s performance. No assurance is made as to the accuracy of such indices and all information above is subject to revision. In addition, the composition of each of these indices is not under our control and may change over time in the discretion of the respective provider of such index, which may affect the results of the performance comparisons.
[3]	Total investment return is calculated assuming a purchase of the referenced security/index at the opening on November 1, 2022 and a sale at October 31, 2023 and includes an assumption that dividends/distributions, if any, are reinvested.

Annual Report | October 31, 2023	3

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update
October 31, 2023

Average Annual Total Returns (as of October 31, 2023)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	9.63%	5.58%	2.21%	3.46%
Returns at Market Value	7.31%	5.82%	3.23%	2.05%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)(2)	4.79%	0.12%	2.05%	2.71%

Average annual returns for the period since Saba Capital Management began managing the Fund on June 4, 2021 are at NAV 4.76% and at market value 3.63%.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder's shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com.

4

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update
October 31, 2023

Top Ten Holdings by Issuer (as a % of Net Assets)(a)

Stone Ridge Opportunities Fund Feeder LP	10.57%
European Opportunities Trust PLC	3.48%
The GEO Group, Inc.	3.45%
R.R. Donnelley & Sons Co.	2.86%
Grayscale Ethereum Classic Trust	2.83%
Sculptor Capital Management, Inc.	2.53%
Grayscale Ethereum Trust	2.17%
Altria Group, Inc.	2.05%
Bitwise 10 Crypto Index Fund	1.88%
Pershing Square Holdings, Ltd.	1.76%
Top Ten Holdings	33.58%

Portfolio Composition (as a % of Net Assets)(a)

Closed End Funds	22.72%
Private Fund	10.57%
Corporate Bonds	10.38%
Senior Loans	9.98%
Investment Trust	7.56%
Common Stock	6.29%
Unit Trust	5.01%
Special Purpose Acquisition Companies	4.70%
Sovereign Debt Obligations	2.84%
Credit Default Swap Contracts	2.05%
Simple agreement for future equity contracts	1.82%
Mortgage-Backed Securities	1.11%
Preferred Stock	0.87%
Short Term Investments	0.64%
Options	0.31%
Convertible Corporate Bond	0.30%
Total Return Swap Contracts	0.30%
Futures Contracts	0.29%
Participation Agreement	0.27%
Warrants	0.14%
Rights	0.04%
Forward Foreign Currency Contracts	-0.01%
Preferred Stock	-0.01%
To-be-announced Mortgage-backed Securities Forward Contracts	-0.74%
Exchange Traded Funds	-4.54%
Common Stock	-6.52%
Sovereign Debt Obligations	-47.61%
Total Investment	28.76%
Other Assets in Excess of Liabilities	71.24%
Net Assets	100.00%

(a)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | October 31, 2023	5

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

General Risk Factors

Dependence on Key Individuals. Investors have no authority to make decisions on behalf of the Fund. The success of the Fund depends upon the ability of key members of the investment team to develop and implement investment strategies that achieve the Fund’s investment objectives. If the Fund were to lose the services of these members, the consequence to the Fund could be material and adverse.

Dependence on Service Providers. The Fund is also dependent upon their counterparties and the businesses that are not controlled by the Investment Manager that provide services to the Fund (the “Service Providers”). Examples of Service Providers include the administrator, custodian, legal counsel, auditors, Principal Financial Officer, and Chief Compliance Officer. Errors are inherent in the business and operations of any business, and although the Investment Manager will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund and the Investor’s investments therein.

Indemnification. The Fund will indemnify the Investment Manager and other Service Providers for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the investors. The indemnification obligations of the Fund would be payable from the assets of the Fund.

Third Party Managers. The Fund has and may in the future invest in public and/ private funds managed by third party managers, or may allocate portions of its assets to third party managers to manage on a discretionary basis, if the Investment Manager determines that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund. The Fund will be subject to various costs relating to such investments, including performance-based and/or fixed asset-based fees or allocations payable to such third party managers. Any such fees and allocations will not reduce the Management Fee.

Risks Relating to Market Conditions Generally

General Economic and Market Conditions. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets.

Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

Potential Interest Rate Increases. The United States has experienced a sustained period of historically low interest rate levels. In recent years, however, short-term and long-term interest rates have risen. The uncertainty of the U.S. and global economy, changes in U.S. government policy, and changes in the federal funds rate, increase the risk that interest rates will remain volatile in the future. Sustained future interest rate volatility may cause the value of the fixed-income securities held by the Fund to decrease.

Volatile Markets. The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

6

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Investment Strategy Risk Factors

An investor should be aware that it may lose money. All investments involve the risk of loss of capital. The Investment Manager believes that the Fund’s investment program and research techniques moderate this risk through a careful selection of investments, the use of short and long positions and other financial instruments. However, no guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment program is expected to utilize leverage and may utilize such investment techniques as option transactions, short sales, limited diversification and forward contracts, which can, in certain circumstances, increase the adverse impact to which the Fund’s portfolio may be subject.

Leverage Risks. The use of leverage will, in certain instances, enable the Fund to achieve a higher rate of return than would be otherwise possible. Leverage may take the form of, without limitation, any of the financial instruments described herein, including derivative instruments which are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards. The instruments and borrowings utilized by the Fund to leverage investments may be collateralized by the Fund’s portfolio, respectively.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Equity Securities Generally. The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Manager’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Debt Securities Generally. The Fund expects to buy and sell private and government debt securities and instruments. The Fund may buy or sell debt instruments that are unrated, and whether or not rated, the debt instruments may have speculative characteristics. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Sovereign Debt. The Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Investment Manager believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non-U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Distressed Securities. The Fund expects to invest in “below investment grade” securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. It is anticipated that certain debt instruments purchased by the Investment Manager for the Fund may be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Investment Manager will correctly evaluate the value of the assets underlying the Fund’s investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the investors adequately for the risks assumed.

Annual Report | October 31, 2023	7

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

High-Yield Securities. The Fund expects to invest in bonds or other fixed income securities, including, without limitation, “higher yielding” (including non-investment grade) debt securities, and may take short positions in these securities. Such securities are generally not exchange traded and, as a result, these financial instruments trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. The Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. High-yield securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations and U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). High-yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness.

The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Bank Loans. The Fund’s investment program may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Investment Manager attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

8

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Non-Investment Grade and Unrated Instruments. A portion of the Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody’s Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Inflation Risks. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Default Swaps. The Fund expects to invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Investment Manager’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also “purchase” credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Manager, there is a high likelihood of credit deterioration.

The credit default swap market in high-yield securities is evolving compared to the credit default swap market for more seasoned and liquid investment grade securities. Swap transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock, potential loss upon default and the shape of the U.S. Treasury Yield curve, among other factors. As such, there are many factors upon which market participants may have divergent views. The Investment Manager may also enter into credit default swap transactions, even if the credit outlook is positive, if it believes that participants in the marketplace have incorrectly valued the components which determine the value of a swap.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Widening and Narrowing Credit Spreads. The Fund will be impacted by the widening or narrowing of credit spreads. If credit spreads were to narrow, it may result in an increase in the cost to the Fund of buying securities to cover the short position or resulting in the inability of the Fund to cover the short position.

Index or Index Options. The Fund may also purchase and sell indices as well as call and put options on indices, whether or not stock indices are listed on securities exchanges or traded in the over-the-counter market. An index or index option fluctuates with changes in the market values of the securities included in the index. Specifically, investments in the CDX and iBoxx indices will fluctuate based upon the value of the underlying components of the index. In addition, because the value of an index or index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of instrument prices in the assets generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular assets.

Trading of Swaps. The Fund expects to enter into swap transactions. A swap transaction is an individually negotiated, non-standardized derivative agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, currency exchange rates, securities, commodities or other items, indices, or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. Swap contracts are not traded on exchanges and are not otherwise regulated, and as a consequence investors in such contracts do not benefit from regulatory protections. Swap trading is similar to the spot and forward markets in that banks, broker-dealers or their affiliates generally act as principals in the swap markets, and the Fund is subject to risks similar to those described in the discussion of the spot and forward markets.

Catastrophe Bonds. The Fund expects to invest in catastrophe bonds. Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because Catastrophe Bonds cover “catastrophic” events that, if they occur, will result in significant losses, Catastrophe Bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds”. The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe Bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and / or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Manager had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Duration of Reinsurance-Related Securities. The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

Modeling Risk. The Investment Manager, in selecting certain investments for the Fund, may consider risk models created in-house or by third parties that are based, in part, on prior transactions, quantitative analysis and industry knowledge. Risk models are designed to assist investors, governments and businesses to understand the potential impact of a wide variety of events and allow such parties to analyze the probability of loss. Risk models are created using historical, scientific and other related data and may incorporate quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence or severity of any particular event and thus may fail to accurately calculate the probability of an event and may underestimate the likelihood of an event. Securities or other investments selected using such methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Investment Manager to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Investment Manager as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Unrated Securities Risk. The Fund may have exposure to securities that are unrated. Accordingly, the Fund’s unrated investments could constitute a risky and speculative investment. In addition, such investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk. Unrated investments may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on such investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile.

When-Issued and Forward Commitment Securities. The purchase of securities on a “when-issued” basis involves a commitment by the Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Fund. When-issued securities may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition, it may generate a gain or loss. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Fund. In such cases, the Fund may incur a loss. One type of security which the Fund is permitted to acquire on a “when-issued” basis is a forward-settling agency MBS where the pool is “to-be-announced”, known as a “TBA”. Pursuant to these TBAs, the Fund will agree to purchase, for future delivery, agency MBS with certain principal and interest terms and certain types of underlying collateral, but where the specific agency MBS to be delivered will not be identified until shortly before the TBA settlement date. In the case of TBAs there is an additional risk that, when the actual terms of the underlying mortgage pool become known, the Fund may be exposed to greater risk than anticipated.

Illiquid Investments. The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Investment Manager believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Valuation. Securities which the Investment Manager believes are fundamentally undervalued or overvalued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager anticipates. In particular, purchasing securities at prices which the Investment Manager believes to be distressed or below fair value is no guarantee that the price of such securities will not decline even further.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Derivative Investments. The prices of derivative instruments, including futures and options, are volatile. Payments made pursuant to swap agreements may also be volatile. Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. In addition, the Fund’s assets are subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

The Fund may buy or sell (write) both call options and put options, and when it writes options, it may do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns securities of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund’s option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be substantial, depending on the circumstances.

In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: When the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying security in the case of a call, or an increase (or inadequate decrease) in the price of the underlying security in the case of a put, could result in a total loss of the Fund’s investment in the option (including commissions). The Fund could mitigate those losses by selling short, or buying puts on, the securities for which it holds call options, or by taking a long position (e.g., by buying the securities or buying calls on them) in securities for which it holds put options.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price. The risk is theoretically unlimited unless the option is “covered”. If it is covered, the Fund would forego the opportunity for profit on the underlying security should the market price of the security rise above the exercise price. If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Swaps and certain options and other customized instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty, market risk, liquidity risk and operations risk.

Hedging Transactions. The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Investment Manager deems appropriate.

The success of the Fund’s hedging strategy will depend, in part, upon the Investment Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Investment Manager’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Investment Manager may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

Closed-End Funds. The Fund does invest globally in CEFs that are operated by a diversified group of U.S. and non-U.S. closed-end fund managers (“CEF Managers”). To the extent that such CEFs invest in financial instruments similar to those invested in by the Fund, the risk factors that are set forth herein with respect to such instruments will also apply to the CEFs in which the Fund invests, and thus indirectly apply to the Fund.

Risks Relating to Underlying CEF Managers. CEF Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide the adequate operating environment for a CEF such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. CEF Managers may also face competition from other investment managers, which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain CEF Managers may pursue over time different investment strategies which may limit the Fund’s ability to assess a CEF Manager’s ability to achieve its longterm investment objective. Furthermore, a CEF Manager may face additional risks as the assets of a CEF increase over time. In such instances, a CEF Manager may not be able to handle properly the operating volumes of a CEF with an increased capital basis. Also, a CEF Manager may be unable to manage a CEF’s increased assets effectively because it may be unable to maintain such CEF’s current investment strategy or find the types of investments better suited for a CEF with an increased capital basis.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Independent CEF Managers. CEF Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that such CEF Managers do, in fact, hold offsetting positions, the Fund, considered as a whole, may not achieve any gains or losses despite incurring investment expenses, including, without limitation, performance-based compensation. In addition, there may often be times when a particular CEF Manager may receive performance-based compensation in respect of the Fund’s investments for a period even though the Fund’s overall portfolio depreciated during such period. Some CEF Managers also may compete with each other from time to time for the same positions in certain markets. Such competition may adversely affect the performance of CEFs managed by such CEF Managers. In addition, although the Investment Manager receives detailed information from each CEF Manager regarding its investment performance and investment strategy, the Investment Manager may have little or no means of independently verifying this information. A CEF Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks that are not anticipated by the Investment Manager. In addition, the Fund will still face the risk of CEF Manager misrepresentation, material strategy alteration or poor judgment. Although CEF Managers are required to adhere to the offering documents for the respective funds, the Investment Manager cannot control the investments made by a CEF Manager. The Investment Manager’s sole remedy in the event of a deviation by a CEF Manager from its offering documents (such as in the case of “style drift”) may be to cause the Fund to withdraw capital from a CEF Manager’s fund, subject to any applicable withdrawal restrictions.

Style Drift. The Investment Manager relies primarily on information provided by CEF Managers in assessing a CEF Manager’s defined investment strategy, the underlying risks of such a strategy and, ultimately, determining whether, and to what extent, it will allocate the Fund’s assets to particular CEF Managers. “Style drift” is the risk that a CEF Manager may deviate from his or her stated or expected investment strategy. Style drift can occur abruptly if a CEF Manager believes it has identified an investment opportunity for higher returns from a different approach (and the manager disposes of an interest quickly to pursue this approach) or it can occur gradually, such as if, for instance, a “value”-oriented CEF Manager gradually increases a CEF’s investments in “growth” stocks. Style drift can also occur if a CEF Manager focuses on factors it had deemed immaterial in its offering documents --such as particular statistical information or returns relative to certain benchmarks. Additionally, style drift may result in a manager pursuing investment opportunities in an area in which it has a competitive disadvantage or is outside the manager’s area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Manager when it assessed the portfolio’s risk-return characteristics and allocated assets to a CEF Manager (and which may, in turn, result in overlapping investment strategies among various CEF Managers).

Special Purpose Acquisition Companies. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s initial public offering (“IPO”) price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in “blank check” companies, such as Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC’s investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Further, SPACs are structured as publicly-traded blank check companies. Accordingly, the Fund will also be subject to risks that arise from investments in vehicles that are managed by independent third parties, as well as the risk that the underlying business combinations being pursued by the SPACs in which the Fund invests will not be consummated or will not be successful.

Founder’s Equity and Sponsor Vehicle Investments. The Fund may invest in founder’s equity, consisting of founder’s shares and/or private placement warrants issued by a SPAC in connection with its formation and IPO, either directly or indirectly through equity interests in a related sponsor vehicle which holds such founders equity instruments. Founder’s shares are similar to the shares of stock issued by a SPAC in its IPO, but have no right to receive any proceeds from a SPAC’s trust account pursuant to redemption or liquidation of the SPAC. Similarly, private placement warrants have terms that mirror those of the warrants issued by a SPAC in connection with its IPO, but expire worthless if the SPAC fails to consummate a qualifying business combination within the required time period. As a result, an investment in founder’s equity of a SPAC poses a risk of total loss of investment in the event the SPAC is unsuccessful in completing a business combination. In addition, the Fund may be required to agree to certain terms, including with respect to the acquisition, holding and/or voting of its liquid position in a SPAC, in order to receive exposure to a SPAC’s founder’s equity. Any founders shares distributed to the Fund will also typically be subject to a lock-up period subsequent to completion of a business combination, which will restrict the Fund’s ability to dispose of such shares for up to one year after a SPAC completes its business combination. Similar to SPAC PIPE shares, founder’s shares, private placement warrants, and any shares issued upon exercise of such private placement warrants, will also be restricted securities, which further limit their liquidity absent registration under the Securities Act.

Risks Relating to Investments In Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology. Consistent with the Fund’s closed-end fund investment approach, where the Fund seeks to capitalize on the difference between a closed-end fund’s aggregate asset value and its net asset value, the Fund has and may in the future invest in exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology (such as, the Grayscale Bitcoin Trust) and the Fund may hedge such investments through the use of other securities (including other exchange trade funds that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

The following Risk Factors relate to investment held by exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets:

Virtual currencies are relatively new, evolving products based upon new and evolving technologies. An investment in any virtual currency is subject to a variety of risks, including technological, security and regulatory risks as well as associated uncertainties over the future existence, support and development of such virtual currency. Virtual currencies may also experience unusual volatility. Any such investment is highly speculative and subject to the risk that the entirety or a material portion of such investment or its value may be lost. Virtual currency derivatives, such as futures or options on futures on a virtual currency, are also a relatively new asset class, and trading in these instruments, like trading in the virtual currencies themselves, carries a high level of risk. Investments in virtual currency derivatives, like direct investments in virtual currencies, should be considered speculative and may to result in a total loss of capital. Virtual currencies are not legal tender, but a type of highly decentralized electronic commodity that is not typically backed by any intermediating authority, such as a central bank or a national, supra-national or quasi-national organization, or any hard assets, human capital, or other form of credit. Rather, their value is based on (and fluctuates frequently according to) supply and demand factors, the number of merchants that accept the currency, and the value that various market participants place on it through their mutual agreement, barter or transactions.

The creation of new units of the virtual currency, as well recordation of ownership and transactions in the currency, is typically driven by an algorithmic system distributed over a very large computer network with many participants. Typically, an individual virtual currency unit exists as a record in a digital file, based upon a mathematical proof, and is comprised of a public key that encrypts a transaction value and a private key that decrypts it. Virtual currencies allow users to send payments within a decentralized, peer-to-peer network, and do not require a central clearinghouse or financial institution clearing transactions.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Cybersecurity Risk. Because of the cryptographic characteristics of virtual currency networks and their large number of users, direct attacks on the integrity of a virtual currency network (such as to change ownership, the number of units of the virtual currency in circulation, or the history of transactions) are generally considered impractical, but new technological developments or unforeseen technical flaws in a virtual currency’s algorithm could create opportunities for disruption. If the basic algorithm of a virtual currency were compromised, the value of the virtual currency itself, and derivatives thereupon, could be severely affected. Note, also, that the electronic exchanges and third-party custodians that facilitate trading in virtual currencies may experience, and have experienced, cybersecurity incidents of their own. As described below, depending upon the electronic custody arrangements used by an exchange, a compromise of its systems can result in an irreversible loss of virtual currency for users even if the algorithm of the virtual currency itself remains technically sound. Hackers or malicious actors may launch attacks to steal, compromise, or secure virtual currencies, such as by attacking virtual currency network source code, exchange servers, third-party platforms, cold and hot storage locations or software, or virtual currency transaction history, or by other means. Depending upon the scale of such an incident, it could have systemic effects upon the value and liquidity of a virtual currency. Although virtual currency derivatives may not be directly exposed to this latter so-called “wallet risk”, major disruptions to one or more virtual currency exchanges could have valuation effects on a virtual currency that would negatively impact the value of its derivatives in turn.

Risks Associated With “Digital Wallets”. Exchange traded funds and trusts may use digital currency “wallets” (a “virtual currency wallet” being a programmatic record system that contains virtual currency units) provided by exchanges or other third-parties to hold all or a portion of such exchange traded fund’s and trust’s virtual currencies. Such funds may be unable to conduct detailed information technology diligence on such third-party wallet providers and, as a result, may not be aware of all security vulnerabilities and risks. Certain third-party wallet providers might not indemnify the exchange traded fund or trust against any losses of virtual currencies. Certain virtual currencies are intended to be controllable only by the possessor of both the unique public and private keys relating to the local or online digital wallet in which such virtual currencies are held. If private keys relating to such exchange traded fund’s or trust’s virtual currency holdings are lost, destroyed or otherwise compromised and such private keys are not capable of being restored by a virtual currency network, such exchange traded fund or trust may be unable to access the related virtual currencies. Further, virtual currencies are typically transferred digitally, through electronic media not controlled or regulated by any entity. If a virtual currency transfers to the wrong destination, the exchange traded fund or trust may be unable to recover the virtual currency or its value.

Price Volatility Risks. A principal risk in trading virtual currencies and virtual currency derivatives is the rapid fluctuation of their market price. Virtual currencies experience significant price volatility, which may result in substantial changes in the value of a derivative contract on the underlying virtual commodity. The price of virtual currencies may be affected generally by a wide variety of complex and difficult to predict factors such as virtual currency supply and demand; rewards and transaction fees for the recording of transactions; availability and access to virtual currency service providers (such as payment processors), exchanges or other virtual currency users and market participants; perceived or actual virtual currency network or virtual currency security vulnerability; inflation levels; fiscal policy; interest rates; and political, natural and economic events. Additionally, the highly distributed nature of virtual currency trading can complicate efficient price discovery for a virtual currency in the marketplace, an effect compounded by the fact that the distributed network responsible for processing virtual currency transactions may have a relatively limited transaction volume.

Fluctuations in the underlying virtual currency’s value between the time that a trade is placed for a virtual currency futures contract and the time that an attempt is made to it liquidate it will affect the value of a futures contract and the potential profit and losses related to it.

Like futures generally, virtual currency futures are also traded using initial margin, which permits positions to be established in these instruments whose value exceeds the initial investment. Because the initial margin of a virtual currency derivative may be set as a percentage of the value of the contract, margin requirements for a long position may significantly increase if price of the contract rises. Additionally, due to the leverage effect provided by initial margin, unfavorable movements in the price of a virtual currency future can produce substantial losses compared to the size of the size of the initial investment. These risks are enhanced in the context of increased price volatility. There is no guarantee that the exchange traded fund or trust will be able to achieve a better than average market price for virtual currencies in owns through such exchange traded fund or trust or virtual currency derivatives or will purchase such assets at the most favorable price available.

Virtual Currencies are Speculative Investments. To date, speculators and investors seeking to profit from either short- or long-term holding of virtual currencies have driven much of the demand for these products. Virtual currencies typically have a very limited commercial and retail market application, thus contributing to price volatility that could adversely affect an investment. Virtual currencies are not yet widely adopted as a means of payment for goods and services, and banks and other established financial institutions may refuse to process funds for virtual currency transactions, process wire transfers to or from their exchanges, as well as virtual currency-related companies or service providers, or maintain accounts for persons or entities transacting in virtual currencies. Accordingly, investments in virtual currencies and virtual currency derivatives should be considered highly speculative.

Annual Report | October 31, 2023	15

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

Risk of Competition. As purely algorithmic constructs, virtual currencies present a relatively low barrier to entry for new financial products, and competitive products for a particular virtual currency may readily develop and vie for market share.

Fees Associated With Virtual Currency Networks. Virtual currency network participants may charge a fee for effectuating certain essential services, such as transaction recording. These fees are sensitive to prevailing market conditions and may increase during periods of high volume.

Risks Associated With Virtual Currency Exchanges. The virtual currency exchanges on which virtual currencies trade are relatively new and largely unregulated and may therefore be more exposed to theft, fraud and failure than established, regulated exchanges for other products. Liquidity for a virtual currency may be inconsistent or limited, particularly during periods of market stress. Virtual currency exchanges may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of virtual currency difficult or impossible. Virtual currency exchanges are appealing targets for cybercrime, hackers and malware. It is possible that any such exchange may cease operations due to theft, fraud, security breach, liquidity issues, anti-money laundering issues or government investigation. While the virtual currency spot trading market is relatively unregulated, investors should note that both U.S.-domestic and foreign regulators have applied serious sanctions, including trading bans, to virtual currency exchanges that were found derelict under applicable laws. In addition, banks may refuse to process wire transfers to or from exchanges. Over the past several years, many exchanges have, indeed, closed due to fraud, theft, government or regulatory involvement, failure or security breaches, or banking issues. The exchange traded fund and trust may be unable to replace missing virtual currencies or seek reimbursement for any theft of virtual currencies.

While virtual currencies have been determined to be commodities under the U.S. Commodity Exchange Act, as amended, the CFTC’s regulatory oversight authority over commodity cash markets is limited. The CFTC maintains general anti-fraud and manipulation enforcement authority over virtual currency cash markets as a commodity in interstate commerce. However, recourse for recovery of any fiat currency lost as a result of participating in a virtual currency exchange may be limited in practice due to technological considerations. The spot and underlying markets for virtual currency are relatively opaque systems in which the ultimate beneficial owners of units of virtual currency may be difficult or impossible to identify, complicating antitheft and antifraud measures by virtual currency exchanges or regulators.

Risks Associated With Virtual Currency Derivatives Exchanges. Futures exchanges subject to U.S. jurisdiction that trade in virtual currency derivatives are responsible for regulating their activities with CFTC oversight; certain exchanges have also contracted with the NFA to implement monitoring and rule compliance in furtherance of the CFTC’s rules. Exchange-traded virtual currency derivatives that are subject to CFTC jurisdiction mitigate some of the risks of direct participation in virtual currency trading by interposing regulated facilities and contracts between traders and the underlying virtual currency market. Nevertheless, to the extent that disruptions in the exchanges of an underlying virtual currency affect the value of that commodity, derivatives in that virtual currency may be negatively impacted as well.

Futures commission merchants may impose enhanced trading restrictions upon virtual currency derivatives due to their novel and highly speculative nature. Virtual currency derivatives contracts may be subject to additional margin, dynamic price limits, position limits, or prohibitions on trading strategies such as certain forms of short selling or give-up/give-in transactions. Designated contract markets for virtual currency derivatives may impose trading halts that may restrict a market participant’s ability to exit a position during a period of high volatility. Such features could affect the ability of the Investment Manager to expand or exit a position in virtual currency derivatives at the most financially opportune moment, potentially resulting in losses to the Fund.

Additional Regulatory Considerations. The regulatory schemes affecting virtual currencies may not be fully developed. Government action or regulation may directly or indirectly affect a virtual currency market or network, influencing virtual currency use or prices. It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, policies or rules directly or indirectly affecting a virtual currency network, generally, or restricting the right to acquire, own, hold, sell, convert, trade, use or exchange virtual currencies. Like virtual currencies themselves, virtual currency derivatives exist within an evolving regulatory landscape and could also become subject to new regulations with valuation consequences for these instruments. Such changes could be difficult or impossible to predict.

Additional Tax Considerations. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a regulated investment company like the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, to the extent the Fund invests in cryptocurrencies futures, or investment vehicles that invest in cryptocurrencies, it will do so through a subsidiary.

16

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors
October 31, 2023

In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets.

Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Grayscale Bitcoin Trust’s intended treatment of such events. There is limited guidance from the IRS with respect to the treatment of bitcoin for tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs or in other guidance.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued or when such guidance may be issued. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for the Fund or the subsidiary and could have an adverse effect on the value of bitcoin, ether and other cryptocurrencies.

The foregoing list of material risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Investment Manager’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Investment Manager will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors and prospective investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com), the definitive proxy describing the Fund’s investment program (as amended), and the Fund’s Prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the Prospectus is and may become outdated and/or inaccurate as the Fund’s investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above.

Annual Report | October 31, 2023	17

Saba Capital Income & Opportunities Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Saba Capital Income & Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Saba Capital Income & Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in period then ended, the financial highlights for each of the two years in the period ended October 31, 2023, the period from March 1, 2021 to October 31, 2021 and each of the two years in the period ended February 28, 2021 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended October 31, 2023, the period from March 1, 2021 to October 31, 2021 and each of the two years in the period ended February 28, 2021, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended February 28, 2019 was audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those consolidated financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Saba Capital Income and Opportunities Fund since 2019.

New York, New York

December 21, 2023

Annual Report | October 31, 2023	18

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Principal Amount	Fair Value
CORPORATE BONDS - 10.38%
Communications - 0.85%

Charter Communications Operating Capital, 3.500%, 03/01/2042	$5,000,000	$2,954,127
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026(a)	4,000,000	60,000
		3,014,127
Consumer Discretionary - 2.57%

Adtalem Global Education, Inc., 5.500%, 03/01/2028(a)	6,195,000	5,683,912
RR Donnelley & Sons Co., 8.250%, 07/01/2027(a)	935,000	953,550
RR Donnelley & Sons Co., 9.750%, 07/31/2028(a)	2,494,000	2,444,120
		9,081,582
Consumer Staples - 2.58%

Altria Group, Inc., 4.250%, 08/09/2042	10,614,000	7,255,385
BAT Capital Corp., 3.7340%, 09/25/2040	3,000,000	1,886,399
		9,141,784
Energy - 0.88%

Transocean Inc., 7.450%, 04/15/2027	3,573,000	3,130,091

Financials - 1.53%

Credit Suisse AG, 0.000% (Variable Rate), 07/31/2030(h)	10,000	7,140
Credit Suisse AG, 0.000% (Variable Rate), 10/30/2030(h)	420,000	285,012
Morgan Stanley, 0.000% (Variable Rate), 04/30/2030(h)	25,000	15,885
Morgan Stanley, 0.000% (Variable Rate), 07/31/2030(h)	80,000	50,095
Morgan Stanley, 0.000% (Variable Rate), 10/30/2030(h)	80,000	49,170
Morgan Stanley, 0.000% (Variable Rate), 09/26/2033(h)	428,000	229,707
Morgan Stanley, 0.000% (Variable Rate), 10/31/2033(h)	266,000	150,163
Morgan Stanley, 0.000% (Variable Rate), 02/28/2034(h)	478,000	264,860
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(h)	302,000	153,931
Morgan Stanley, 0.000% (Variable Rate), 04/30/2034(h)	66,000	34,395
Morgan Stanley, 0.000% (Variable Rate), 05/30/2034(h)	89,000	49,281
Morgan Stanley, 0.000% (Variable Rate), 06/30/2034(h)	460,000	261,796
Morgan Stanley, 0.000% (Variable Rate), 07/31/2034(h)	25,000	13,776
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(h)	171,000	90,215
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(h)	319,000	171,391
Morgan Stanley, 0.000% (Variable Rate), 10/08/2034(h)	32,000	19,567
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(h)	641,000	355,665
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(h)	256,000	137,785
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(h)	244,000	134,635
Morgan Stanley, 0.000% (Variable Rate), 02/27/2035(h)	36,000	20,361
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(h)	641,000	335,802
Morgan Stanley, 0.000% (Variable Rate), 02/29/2036(h)	61,000	33,429
Morgan Stanley, 0.000% (Variable Rate), 04/28/2036(h)	10,000	5,688
Morgan Stanley, 0.000% (Variable Rate), 06/30/2036(h)	40,000	22,667
Morgan Stanley, 0.000% (Variable Rate), 08/31/2036(h)	2,289,000	1,340,887
Morgan Stanley, 0.000% (Variable Rate), 09/30/2036(h)	40,000	24,558
Morgan Stanley, 0.000% (Variable Rate), 11/29/2036(h)	103,000	58,776
Morgan Stanley, 0.000% (Variable Rate), 01/31/2037(h)	224,000	127,605
Morgan Stanley, 0.000% (Variable Rate), 03/31/2037(h)	747,000	463,117
Morgan Stanley, 0.000% (Variable Rate), 04/28/2037(h)	40,000	24,112

Annual Report | October 31, 2023	19

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Principal Amount	Fair Value
Morgan Stanley, 0.000% (Variable Rate), 05/31/2037(h)	$25,000	$15,121
Morgan Stanley, 0.000% (Variable Rate), 08/31/2037(h)	58,000	27,796
PRA Group, Inc., 8.3750%, 02/01/2028(a)	500,000	413,125
		5,387,513
Leisure Facilities & Services - 0.23%

Selina Hospitality PLC, 6.000%, 11/01/2026(a)	7,539,000	818,962

Materials - 0.24%

Cleveland-Cliffs Steel Corp., 7.000%, 03/15/2027	880,000	859,100

Real Estate - 1.12%

China Evergrande Group, 8.250%, 03/23/2022(b)(e)	13,307,000	299,408
China Evergrande Group, 9.500%, 04/11/2022(b)(e)	2,253,000	50,693
China Evergrande Group, 11.500%, 01/22/2023(b)(e)	6,500,000	146,250
China Evergrande Group, 10.000%, 04/11/2023(b)(e)	7,018,000	157,905
China Evergrande Group, 7.500%, 06/28/2023(b)(e)	15,065,000	338,963
China Evergrande Group, 12.000%, 01/22/2024(b)(e)	1,800,000	40,500
China Evergrande Group, 9.500%, 03/29/2024(b)(e)	10,811,000	243,248
China Evergrande Group, 10.500%, 04/11/2024(b)(e)	17,000,000	382,500
China Evergrande Group, 8.750%, 06/28/2025(b)(e)	102,308,000	2,301,930
		3,961,397
Technology - 0.38%

RRD Parent Inc., 10.000%, 10/15/2031(a)	192,992	330,341
Commscope Tech LLC, 5.000%, 03/15/2027(a)	2,217,000	820,290
UNISYS Corp, 6.875%, 11/01/2027(a)	249,000	183,949
		1,334,580

TOTAL CORPORATE BONDS		36,729,136
(Cost $64,019,725)

	Principal Amount	Fair Value
SENIOR LOANS - 9.98%
Commercial Services - 0.07%

Travel Port Finance (Luxembourg) S.A R.L, TL, First Lien Term Loan, TSFR3M + 7.5%, 05/29/2026	396,348	254,653
		254,653
Communications - 0.65%

Lumen Technologies Inc., Term A-1 Loan, TSFR1M + 2.115%, 01/31/2025	2,462,121	2,302,083

Consumer Discretionary - 8.82%

NPC International, Inc., Second Lien Term Loan, 3M US L + 7.5%, 04/18/2025(i)	605,000	-
24 Hour Fitness Worldwide, Inc., First Lien Term Loan, TSFR3M + 5.000%, 12/29/2025(b)	289,810	94,188
R.R. Donnelley & Sons Company, First Lien Term B Loan, TSR1M + 7.250%, 03/17/2028(a)	10,122,947	10,138,131
Chinos Intermediate 2 LLC, Term Loan, TSFR3M + 10% + 8%, 09/10/2027	4,993,072	4,983,086
The GEO Group, Inc., Term Loan, TSFR1M + 7.125%, 3/23/2027	9,819,405	10,021,930

20

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Principal Amount	Fair Value
Wok Holdings Inc., First Lien Term Loan, TSFR3M + 6.5%, 03/01/2026	$4,161,719	$3,968,512
Peloton Interactive, First Lien Term Loan, TSFR1M + 7.100%, 05/25/2027	1,979,950	1,991,503
		31,197,350
Consumer Staples - 0.42%

Moran Foods LLC, First Lien Term Loan, TSFR3M + 7.250%, 06/30/2026	927,417	839,313
Moran Foods 1st Lien A&R 2023 FLFO PIK Term Loan, TSFR3M +7.250%, 06/30/2026(i)	464,334	-
Moran Foods 1st Lien A&R 2023 FLSO PIK Term Loan, TSFR3M + 7.250%, 12/31/2026	851,923	617,644
		1,456,957
Energy - 0.00%(d)

GMP Borrower LLC, First Lien Term Loan, TSFR3M + 4.500%, 10/28/2027	15,052	13,500

Materials - 0.02%

CPC Acquisition Corp., Second Lien Term Loan, TSFR3M + 7.750%, 12/29/2028	175,000	86,042

TOTAL SENIOR LOANS		35,310,585
(Cost $36,568,232)

	Principal Amount	Fair Value
CONVERTIBLE CORPORATE BOND - 0.30%
Communications - 0.30%

Delivery Hero SE, 1.000%, 04/30/2026(e)	300,000	264,588
Delivery Hero SE, 2.1250%, 03/10/2029(e)	1,100,000	789,620

TOTAL CONVERTIBLE CORPORATE BOND		1,054,208
(Cost $964,807)

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - 2.84%
Sovereign - 2.84%

Ukraine Government International Bond, 7.750%, 09/01/2025(b)(e)	5,592,000	1,761,480
Ukraine Government International Bond, 7.750%, 09/01/2026(b)(e)	635,000	184,175
Ukraine Government International Bond, 7.750%, 09/01/2027(b)(e)	2,820,000	803,700
Ukraine Government International Bond, 6.750%, 06/20/2028(b)(e)	805,000	214,948
Ukraine Government International Bond, 7.750%, 09/01/2028(b)(e)	3,462,000	986,670
Ukraine Government International Bond, 7.750%, 09/01/2029(b)(e)	11,534,000	3,287,190
Ukraine Government International Bond, 9.750%, 11/01/2030(b)(e)	4,146,000	1,211,171
Ukraine Government International Bond, 6.876%, 05/21/2031(b)(e)	1,464,000	365,546
Ukraine Government International Bond, 7.375%, 09/25/2034(b)(e)	2,011,000	507,154
Ukraine Government International Bond, 7.253%, 03/15/2035(b)(e)	2,239,000	573,744
Ukraine Government International Bond, 0.000%, 08/01/2041(b)(e)	364,000	151,970

TOTAL SOVEREIGN DEBT OBLIGATIONS		10,047,748
(Cost $9,684,355)

	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES - 1.11%
Federal National Mortgage Association (FNMA) - 1.11%

FNMA, 3.000%, 06/25/2052	6,146,911	939,146
FNMA, 3.000%, 07/25/2052	7,438,787	946,394

Annual Report | October 31, 2023	21

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Principal Amount	Fair Value
FNMA, 3.000%, 10/25/2052	$2,486,237	$429,839
FNMA, 3.000%, 10/25/2052	8,966,128	1,630,068

TOTAL MORTGAGE-BACKED SECURITIES		3,945,447
(Cost $3,767,220)

	Shares	Fair Value
COMMON STOCK - 6.29%
Consumer Discretionary - 0.11%

24 Hour Fitness Worldwide(f)	306,005	2,448
Arbe Robotics, Ltd.(f)	68,769	132,724
e.GO Mobile SE	5,900	4,963
Everyware Global(i)	43,777	-
Polestar Automotive Holding UK PLC	116,698	234,563
		374,698
Consumer Staples - 0.01%

Benson Hill, Inc.(f)	136,711	21,053
Moran Foods LLC(i)	3,699,885	-
		21,053
Energy - 0.06%

Drilling Tools International Corp(f)	6,049	22,563
Granite Ridge Resources Inc	33,264	204,906
		227,469
Financials - 2.53%

Sculptor Capital Management, Inc.	708,589	8,963,651

Health Care - 0.41%

Compass Pathways PLC(f)	81,444	466,674
SomaLogic, Inc.(f)	437,676	976,017
		1,442,691
Industrials - 0.84%

Harvey Gulf Intl. Marine	24,044	781,430
The GEO Group, Inc.(f)	250,019	2,185,166
		2,966,596
Materials - 0.86%

Covia Holdings	169,353	2,257,985
Northgate Minerals Corp.	23,563	782,409
		3,040,394
Real Estate - 0.54%

Star Holdings(f)	165,561	1,895,673

Technology - 0.70%

Bitcoin Depot Inc.(f)	7,151	18,522
IQOR(f)	4,941	4,324
Pagseguro Digital, Ltd.(f)	351,350	2,480,531
		2,503,377

22

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
Utilities - 0.23%

Longview Power LLC	61,813	$819,022

TOTAL COMMON STOCK		22,254,624
(Cost $20,678,600)

	Shares	Fair Value
CLOSED END FUNDS - 22.72%
Alternative - 2.79%

Blackrock ESG Capital Allocation Trust	410,267	5,866,818
Destra Multi-Alternative Fund(f)	56,768	345,717
VGI Partners Global Investments, Ltd.	3,653,052	3,661,348
		9,873,883
Equity - 10.08%

abrdn Emerging Markets Equity Income Fund, Inc.	1,818	8,036
Aberdeen Global Dynamic Dividend Fund	634	5,326
Aberdeen Japan Equity Fund, Inc.	46,838	237,469
abrdn Standard Global Infrastructure Income Fund	2,761	42,547
Adams Diversified Equity Fund, Inc.	42,645	689,996
BlackRock Health Services Term Trust	19,805	259,247
BlackRock Science & Technology Trust II	9,706	140,155
BlackRock Innovation & Growth Trust	330,506	2,088,798
ClearBridge MLP & Midstream Fund, Inc.	17,796	612,716
ClearBridge Energy Midstream Opportunity Fund, Inc.	68,686	2,137,508
ClearBridge Energy MLP Total Return Fund Inc.	69,138	2,130,142
GAMCO Natural Resources Gold & Income Trust	17,606	80,988
Japan Smaller Capitalization Fund, Inc.	7,794	53,545
Kayne Anderson NextGen Energy & Infrastructure, Inc.	103,652	711,053
Korea Fund, Inc.	26,272	487,871
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund(f)	745	5,148
MainStay CBRE Global Infrastructure Megatrends Term Fund	63,285	698,666
Miller/Howard High Dividend Fund	333,513	3,198,390
Neuberger Berman MLP & Energy Income Fund, Inc.	264,242	1,693,791
Neuberger Berman Next Generation Connectivity Fund, Inc.	165,408	1,577,992
Platinum Capital, Ltd.	505,958	409,216
Nuveen Real Asset Income and Growth Fund	25	250
Principal Real Estate Income Fund	51,780	449,968
Taiwan Fund, Inc.	3,223	91,308
Tekla Healthcare Investors(f)	22,254	325,131
Tekla Life Sciences Investors(f)	37,835	438,508
Templeton Emerging Markets Fund	1,314	14,099
Tortoise Energy Infrastructure Fund, Inc.	14,818	409,421
Tortoise Midstream Energy Fund, Inc.	56,207	1,863,262
Tortoise Pipeline & Energy Fund, Inc.	7,795	216,623
Tortoise Energy Independence Fund, Inc.	17,997	557,367
Voya Emerging Markets High Dividend Equity Fund	55,378	252,524
Voya Infrastructure Industrials and Materials Fund	29,715	262,978
MFF Capital Investments, Ltd.	3,139,201	5,416,467
WCM Global Growth, Ltd.	392,373	272,547

Annual Report | October 31, 2023	23

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
WAM Global Ltd	3,577,961	$4,130,808
Hearts and Minds Investments, Ltd.	836,372	1,135,380
Pengana International Equities, Ltd.	4,054,812	2,559,304
		35,664,545
Fixed Income - 6.88%

AllianceBernstein National Municipal Income Fund	396	3,592
BNY Mellon Municipal Income, Inc.	4,164	22,611
BlackRock Virginia Municipal Bond Trust	125	1,124
BlackRock California Municipal Income Trust	173,997	1,729,530
BlackRock Municipal Income Trust	927	8,065
BlackRock New York Municipal Income Trust	2,297	20,168
BlackRock Municipal Income Trust II	1,418	12,634
BlackRock MuniHoldings Fund, Inc.	2,264	22,912
BlackRock MuniVest Fund Inc	18	109
BlackRock MuniVest Fund II Inc	151	1,374
BlackRock MuniHoldings Quality Fund II	1,024	8,847
BlackRock MuniHoldings California Quality Fund, Inc.	19,672	181,769
BlackRock MuniYield Michigan Quality Fund, Inc.	3,742	35,811
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	3,842	38,305
BlackRock MuniHoldings New York Quality Fund, Inc.	1,803	16,047
BlackRock MuniYield New York Quality Fund, Inc.	401	3,457
BlackRock MuniYield Pennsylvania Quality Fund, Inc.	4,708	47,174
Blackstone Long-Short Credit Income Fund	1,574	17,613
BNY Mellon High Yield Strategies Fund	3,977	8,312
BNY Mellon Strategic Municipal Bond Fund, Inc.	200	952
Brookfield Real Assets Income Fund Inc	2,629	32,048
DWS Municipal Income Trust	4,456	33,331
DWS Strategic Municipal Income Trust	228	1,662
Eaton Vance California Municipal Income Trust	14,728	130,932
Eaton Vance New York Municipal Bond Fund	54,699	429,934
Eaton Vance California Municipal Bond Fund	59,833	458,919
Ellsworth Growth and Income Fund, Ltd.	85,750	623,403
Federated Hermes Premier Municipal Income Fund	13,266	121,915
Flaherty & Crumrine Total Return Fund	5	65
Flaherty & Crumrine Preferred and Income Fund	271	2,390
Invesco Trust for Investment Grade New York Municipals	407	3,492
Invesco Municipal Opportunity Trust	20	161
Invesco California Value Municipal Income Trust	311	2,513
Invesco Pennsylvania Value Municipal Income Trust	3,256	28,164
MFS Investment Grade Municipal Trust	54,614	363,183
MFS High Income Municipal Trust	2,100	6,384
MFS High Yield Municipal Trust	94,067	269,032
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	604,015	2,615,385
Neuberger Berman Municipal Fund Inc.	1,548	13,715
New America High Income Fund, Inc.	27,003	172,819
Nuveen Massachusetts Quality Municipal Income Fund	788	7,273
Nuveen Arizona Quality Municipal Income Fund	1	9
Nuveen AMT-Free Quality Municipal Income Fund	2,404	22,766
Nuveen New York Quality Municipal Income Fund	1,105	10,177
Nuveen California Quality Municipal Income Fund	39,251	368,174
Nuveen New Jersey Quality Municipal Income Fund	24,656	250,505
Nuveen Municipal Credit Income Fund	219	2,212
Nuveen Preferred & Income Securities Fund	2,598	15,458

24

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
Nuveen Credit Strategies Income Fund	70,814	$346,280
Nuveen Preferred and Income Fund	1	15
Nuveen Core Plus Impact Fund	196,587	1,769,283
Nuveen Variable Rate Preferred and Income Fund	20	298
Nuveen Pennsylvania Quality Municipal Income Fund	47,256	461,691
PIMCO Energy & Tactical Credit Opportunities Fund	254,162	4,829,078
Pioneer Municipal High Income Opportunities Fund, Inc.	22,790	213,998
Pioneer Municipal High Income Advantage Fund, Inc.	961	6,189
Pioneer Municipal High Income Fund, Inc.	108,304	757,045
Templeton Global Income Fund	826,356	3,272,370
Tortoise Power and Energy Infrastructure Fund, Inc.	42,068	562,449
Western Asset Managed Municipals Fund Inc.	3,022	26,503
Western Asset Intermediate Muni Fund Inc.	18,474	129,687
NB Global Corporate Income Trust	4,322,827	3,811,630
		24,352,943
Mixed Allocation - 2.97%

Blackrock Capital Allocation Trust	67,260	940,295
Ecofin Sustainable and Social Impact Term Fund	37,011	419,668
Guggenheim Active Allocation Fund	862	11,284
Nuveen Multi-Asset Income Fund	272,673	2,923,055
Tekla Healthcare Opportunities	207	3,242
Thornburg Income Builder Opportunities Trust	502	7,023
Pershing Square Holdings, Ltd.	175,609	6,216,558
Voya Global Advantage and Premium Opportunity Fund	444	3,515
		10,524,640

TOTAL CLOSED END FUNDS		80,416,011
(Cost $83,734,579)

	Shares	Fair Value
INVESTMENT TRUST - 7.56%
Alternative - 1.88%

Bitwise 10 Crypto Index Fund(g)(f)	374,794	6,652,594

Equity - 5.48%

European Opportunities Trust PLC	1,328,993	12,324,934
JPMorgan Mid Cap Investment Trust PLC	3,263	31,332
Herald Investment Trust PLC(f)	2,610	51,201
Schroder UK Mid Cap Fund PLC	570,790	3,441,085
BlackRock Smaller Companies Trust PLC	71,210	1,009,199
Henderson Opportunities Trust PLC	111,656	1,173,912
The European Smaller Companies Turst PLC	2,626	4,421
JPMorgan European Discovery Trust PLC	14,209	61,741
Schroder British Opportunities Trust PLC(f)	1,453,746	1,289,879
		19,387,704
Mixed Allocation - 0.20%

Aberdeen Diversified Income and Growth Trust PLC	7,080	6,695
abrdn Smaller Companies Income Trust	161,889	462,405

Annual Report | October 31, 2023	25

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
Citadel Income Fund	110,020	$247,530
		716,630

TOTAL INVESTMENT TRUST		26,756,928
(Cost $25,598,229)

	Shares	Fair Value
PREFERRED STOCK - 0.87%
Consumer Discretionary - 0.28%

HAAT Delivery Ltd. Preferred Seed-1(c)(f)	64,188	988,495

Entertainment Facilities - 0.00%(d)

24 Hour Fitness Worldwide, Inc.(f)	407,959	4,080

Transportation - 0.59%

G-ILS Transportation Ltd. Preferred B-3 Shares(c)(f)	1,332	2,079,252

TOTAL PREFERRED STOCK		3,071,827
(Cost $3,709,436)

Fair Value
PARTICIPATION AGREEMENT - 0.27%

Caesars Entertainment, Inc (Covid Insurance Claim)(c)(f)(g)	959,660

TOTAL PARTICIPATION AGREEMENT	959,660
(Cost $2,320,000)

Fair Value
PRIVATE FUND - 10.57%
Stone Ridge Opportunities Fund Feeder LP(f)	37,398,584

TOTAL PRIVATE FUND	37,398,584
(Cost $29,527,000)

	Shares	Fair Value
UNIT TRUST - 5.01%

Grayscale Ethereum Classic Trust(g)(f)	1,235,170	10,029,580
Grayscale Ethereum Trust(g)	555,071	7,693,284

TOTAL UNIT TRUST		17,722,864
(Cost $11,096,339)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 4.70%

Alpha Partners Technology Merger Corp.(f)	19,691	209,315
Artemis Strategic Investment Corp.(f)	142,048	1,515,652
Artemis Strategic Investment Corp., Class B(b)(f)(i)	12,038	-
Beard Energy Transition Acquisition Corp.(f)	120,587	1,295,104
Bellevue Life Sciences Acquisition Corp.(f)	14,638	153,260
Blue Ocean Acquisition Corp.(f)	34,956	376,127
Blue World Acquisition Corp.(f)	51,687	559,770
CF Acquisition Corp. VII(f)	21,449	230,148
Chenghe Acquisition Co.(f)	392	4,265

26

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
Clean Earth Acquisitions Corp.	99,174	$1,053,229
Deezer SA(f)	8,179	21,116
Digital World Acquisition Corp., Class B(c)(f)	25,893	282,233
Distoken Acquisition Corp.(f)	5,419	57,279
DUET Acquisition Corp.(f)	5,996	64,517
Everest Consolidator Acquisition Corp.(f)	53,159	578,370
Fat Projects Acquisition Corp., Class B(c)(f)	4,886	5,033
Fortune Rise Acquisition Corp.(f)	29,156	320,716
Four Leaf Acquisition Corp(f)	3,750	41,531
FutureTech II Acquisition Corp.(f)	52,279	572,455
Goldenstone Acquisition, Ltd.(f)	5,405	57,996
Gores Holdings IX, Inc.(f)	121,520	1,267,454
Integrated Rail and Resources Acquisition Corp.(f)	153,090	1,674,805
Integrated Wellness Acquisition Corp.(f)	58,193	640,123
Investcorp Europe Acquisition Corp. I(f)	55,193	603,811
Israel Acquisitions Corp.(f)	8,683	92,040
Kismet Acquisition Two Corp.(f)	39,461	427,955
L Catterton Asia Acquisition Corp.(f)	1,609	17,184
Mars Acquisition Corp.(f)	10,247	108,003
Nabors Energy Transition Corp.	152,733	1,670,135
Nogin, Inc.(f)	11,264	3,379
Pegasus Digital Mobility Acquisition Corp., Class B(c)(f)	4,456	5,169
Pono Capital Three Inc(f)	11,690	123,797
Pono Capital Two, Inc.(f)	9,738	104,099
Pyrophyte Acquisition Corp.(f)	59,259	645,923
RCF Acquisition Corp.(f)	9,504	104,354
Rigel Resource Acquisition Corp.(f)	17,835	194,937
Screaming Eagle Acquisition Corp.(f)	35,534	373,107
Slam Corp.(f)	26,398	286,154
Spring Valley Acquisition Corp. II(f)	26,917	289,089
Valuence Merger Corp. I(f)	54,174	602,414

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		16,632,048
(Cost $15,253,104)

	Contracts	Fair Value
WARRANTS - 0.14%

10X Capital Venture Acquisition Corp. III, Expires 12/31/2027, Strike Price $11.50	55,754	4,739
A SPAC I Acquisition Corp., Expires 05/21/2027, Strike Price $11.50(i)	1	-
A SPAC II Acquisition Corp., Expires 05/03/2027, Strike Price $11.50	34,421	504
Achari Ventures Holdings Corp. I, Expires 08/05/2026, Strike Price $11.50	38,384	1,348
Agrinam Acquisition Corp., Expires 06/30/2027, Strike Price $11.50	19,798	396
Allurion Technologies Inc, Expires 08/02/2030, Strike Price $11.50	16,492	11,936
Alset Capital Acquisition Corp., Expires 02/02/2027, Strike Price $11.50	13,297	336
ALSP Orchid Acquisition Corp. I, Expires 11/30/2028, Strike Price $11.50	52,397	1,556
Andretti Acquisition Corp., Expires 03/23/2028, Strike Price $11.50	24,523	6,230
AP Acquisition Corp., Expires 12/07/2026, Strike Price $11.50	9,857	345
APx Acquisition Corp. I, Expires 08/19/2028, Strike Price $11.50	3,981	139
Arisz Acquisition Corp., Expires 11/16/2026, Strike Price $11.50	34,348	426
Armada Acquisition Corp. I, Expires 08/13/2026, Strike Price $11.50	19	1
Artemis Strategic Investment Corp., Expires 02/12/2023, Strike Price $11.50	52,405	84
Athena Technology Acquisition Corp. II, Expires 10/17/2028, Strike Price $11.50	36,968	2,083

Annual Report | October 31, 2023	27

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Contracts	Fair Value
Atlantic Coastal Acquisition Corp. II, Expires 06/02/2028, Strike Price $11.50	80,774	$5,654
Ault Disruptive Technologies Corp., Expires 06/20/2028, Strike Price $11.50	18,483	298
Aura FAT Projects Acquisition Corp., Expires 06/02/2027, Strike Price $11.50	58,439	1,292
Aurora Technology Acquisition Corp., Expires 02/07/2028, Strike Price $11.50	63,578	874
Banyan Acquisition Corp., Expires 09/30/2028, Strike Price $11.50	45,560	6,149
Battery Future Acquisition Corp., Expires 05/26/2028, Strike Price $11.50	36,968	1,386
Beard Energy Transition Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	60,293	1,495
Bellevue Life, Sciences Acquisi, Expires 02/10/2028, Strike Price $11.50	14,638	515
BenevolentAI, Expires 06/30/2026, Strike Price $11.50	7,014	74
Benson Hill Inc., Expires 03/25/2027, Strike Price $11.50(c)	187,607	5,628
Bitcoin Depot Inc, Expires 07/03/2028, Strike Price $11.50	116,268	18,021
Black Mountain Acquisition Corp., Expires 10/15/2027, Strike Price $11.50	46,279	1,273
Bleuacacia, Ltd., Expires 10/30/2026, Strike Price $11.50	100,804	1,593
Blockchain Coinvestors Acquisition Corp. I, Expires 11/01/2028, Strike Price $11.50	93,986	2,848
Blue Ocean Acquisition Corp., Expires 10/21/2028, Strike Price $11.50	16,257	447
Blue World Acquisition Corp., Expires 01/10/2029, Strike Price $11.50	23,302	1,884
BurTech Acquisition Corp., Expires 12/18/2026, Strike Price $11.50	23,368	584
BYTE Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	20,143	1,753
Cactus Acquisition Corp. 1, Ltd., Expires 07/20/2023, Strike Price $11.50	21,180	668
Canna-Global Acquisition Corp., Expires 02/09/2028, Strike Price $11.50	154,766	991
Capitalworks Emerging Markets Acquisition Corp., Expires 04/27/2028, Strike Price $11.50	69,120	2,163
Cardio Diagnostics Holdings, Inc., Expires 12/01/2026, Strike Price $11.50	19,933	847
Carmell Therapeutics Corp, Expires 07/12/2028, Strike Price $11.50	3,816	615
CARTESIAN GROWTH Corp. II, Expires 07/12/2028, Strike Price $11.50	5,984	898
Cartica Acquisition Corp., Expires 04/30/2028, Strike Price $11.50	74,354	2,982
CF Acquisition Corp. IV, Expires 12/14/2025, Strike Price $11.50	13,333	706
CF Acquisition Corp. VII, Expires 03/15/2026, Strike Price $11.50	4,928	346
Chain Bridge I, Expires 12/31/2028, Strike Price $11.50	33,367	716
Chenghe Acquisition Co., Expires 04/28/2027, Strike Price $11.50	400	23
Churchill Capital Corp. VII, Expires 02/29/2028, Strike Price $11.50	26,731	4,945
Cineworld, Expires 11/23/2025, Strike Price $0.04(i)	88,914	-
Clean Earth Acquisitions Corp., Expires 02/24/2028, Strike Price $11.50	49,587	2,080
ClimateRock, Expires 06/01/2027, Strike Price $11.50	11,778	295
Concord Acquisition Corp. II, Expires 12/31/2028, Strike Price $11.50	25,741	3,219
Concord Acquisition Corp. III, Expires 12/31/2028, Strike Price $11.50	54,452	5,783
Conduit Pharmaceuticals Inc, Expires 02/03/2027, Strike Price $11.50	51,468	1,979
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027, Strike Price $11.50	38,488	1,678
Corner Growth Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	41,045	2,996
Crescera Capital Acquisition Corp., Expires 04/20/2028, Strike Price $11.50	63,791	287
Deezer, SA, Expires 06/07/2027, Strike Price $11.50	95,238	5,543
Denali Capital Acquisition Corp., Expires 04/07/2027, Strike Price $11.50	27,621	1,658
DHC Acquisition Corp., Expires 12/31/2027, Strike Price $11.50	25,249	1,511
Digital Health Acquisition Corp., Expires 10/14/2023, Strike Price $11.50	17,736	554
Distoken Acquisition Corp., Expires 03/30/2028, Strike Price $11.50	5,841	148
DUET Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	5,996	156
EG Acquisition Corp., Expires 05/28/2028, Strike Price $11.50	27,981	3,482
Energem Corp., Expires 03/10/2023, Strike Price $11.50	45,714	1,600
Energy Transition Partners BV, Expires 07/16/2026, Strike Price $11.50	16,852	2,140
ESGEN Acquisition Corp., Expires 06/28/2023, Strike Price $11.50	61,117	5,195
Eureking SA, Expires 05/12/2027, Strike Price $11.50	59,955	3,806
EVe Mobility Acquisition Corp., Expires 05/12/2028, Strike Price $11.50	27,110	1,763
Everest Consolidator Acquisition Corp., Expires 07/19/2028, Strike Price $11.50	50,492	10,856
Evergreen Corp., Expires 02/15/2027, Strike Price $11.50	70,092	2,460

28

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Contracts	Fair Value
ExcelFin Acquisition Corp., Expires 07/05/2023, Strike Price $11.50	22,349	$1,076
Fat Projects Acquisition Corp., Expires 12/16/2022, Strike Price $11.50	37,947	721
FG Acquisition Corp., Expires 04/05/2030, Strike Price $11.50	25,263	31,578
FG Merger Corp, Expires 05/15/2028, Strike Price $11.50(i)	1,112	-
Financial Strategies Acquisition Corp., Expires 03/31/2028, Strike Price $11.50	6,820	1
Financials Acquisition Corp., Expires 04/04/2027, Strike Price $11.50	28,696	1,046
Finnovate Acquisition Corp., Expires 04/15/2023, Strike Price $11.50	71,462	1,579
FinServ Acquisition Corp. II, Expires 02/17/2026, Strike Price $11.50	22,794	884
Fintech Ecosystem Development Corp., Expires 12/31/2028, Strike Price $11.50	27,352	957
Flame Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	5,451	3,816
Forbion European Acquisition Corp., Expires 05/23/2028, Strike Price $11.50	7,393	6,207
Fortune Rise Acquisition Corp., Expires 11/26/2023, Strike Price $11.50	15,616	670
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Strike Price $11.50	27,108	1,457
Fusion Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	20,782	2
Future Health ESG Corp., Expires 02/19/2023, Strike Price $11.50	37,402	727
FutureTech II Acquisition Corp., Expires 02/16/2027, Strike Price $11.50	48,383	1,708
Gardiner Healthcare Acquisitions Corp., Expires 07/30/2028, Strike Price $11.50	14,786	383
Genesis Growth Tech Acquisition Corp., Expires 05/19/2028, Strike Price $11.50	6,030	29
GigCapital5, Inc., Expires 12/31/2028, Strike Price $11.50	3,954	138
Global Blockchain Acquisition Corp., Expires 05/10/2027, Strike Price $11.50	40,470	1,012
Global Technology Acquisition Corp. I, Expires 07/13/2023, Strike Price $11.50	23,734	952
Globalink Investment, Inc., Expires 12/03/2026, Strike Price $11.50	14,771	234
Gores Holdings IX, Inc., Expires 01/14/2029, Strike Price $11.50	40,512	4,256
HCM ACQUISITION Corp., Expires 12/31/2027, Strike Price $11.50	10,493	184
Healthcare AI Acquisition Corp., Expires 12/14/2026, Strike Price $11.50	18,681	781
HHG Capital Corp., Expires 12/31/2027, Strike Price $11.50	17,425	985
HNR Acquisition Corp., Expires 07/29/2028, Strike Price $11.50	44,874	3,141
Inception Growth Acquisition, Ltd., Expires 10/15/2026, Strike Price $11.50	2,402	133
Industrial Tech Acquisitions II, Inc., Expires 12/31/2028, Strike Price $11.50	47,509	1,366
InFinT Acquisition Corp., Expires 05/19/2027, Strike Price $11.50	55,058	903
Innovative International Acquisition Corp., Expires 04/03/2023, Strike Price $11.50	71,433	3,104
Integrated Rail and Resources Acquisition Corp., Expires 05/21/2023, Strike Price $11.50	48,874	5,865
Integrated Wellness Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	1,475	186
Investcorp Europe Acquisition Corp. I, Expires 11/23/2028, Strike Price $11.50	24,645	4,443
Investcorp India Acquisition Corp., Expires 06/28/2027, Strike Price $11.50	37,472	2,625
Iris Acquisition Corp., Expires 03/05/2026, Strike Price $11.50	27,683	692
Israel Acquisitions Corp., Expires 02/28/2028, Strike Price $11.50	8,683	641
IX Acquisition Corp., Expires 11/24/2026, Strike Price $11.50	112	4
Jaguar Global Growth Corp. I, Expires 02/11/2027, Strike Price $11.50	43,794	3,066
Jaws Mustang Acquisition Corp., Expires 01/30/2026, Strike Price $11.50	19,820	513
Jupiter Acquisition Corp., Expires 08/17/2028, Strike Price $11.50	1,531	54
Kairous Acquisition Corp. ltd, Expires 09/15/2026, Strike Price $11.50	6,746	94
Kernel Group Holdings, Inc., Expires 01/31/2027, Strike Price $11.50	1,326	66
Keyarch Acquisition Corp., Expires 07/25/2028, Strike Price $11.50	24,350	731
KnightSwan Acquisition Corp., Expires 07/21/2028, Strike Price $11.50	4,497	204
LAMF Global Ventures Corp. I, Expires 04/04/2023, Strike Price $11.50	63,179	3,952
LatAmGrowth SPAC, Expires 01/25/2028, Strike Price $11.50	37,849	1,892
Liberty Resources Acquisition Corp., Expires 10/31/2028, Strike Price $11.50	22,928	802
Lifezone Metals Ltd, Expires 07/05/2028, Strike Price $11.50	52,557	37,250
LIV Capital Acquisition Corp. II, Expires 02/16/2027, Strike Price $11.50	43,759	1,238
Metal Sky Star Acquisition Corp., Expires 04/01/2027, Strike Price $11.50	40,420	384
Metals Acquisition Ltd, Expires 06/16/2028, Strike Price $11.50	8,612	16,708

Annual Report | October 31, 2023	29

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Contracts	Fair Value
Monterey Bio Acquisition Corp., Expires 06/07/2023, Strike Price $11.50	24,230	$727
Mountain & Co. I Acquisition Corp., Expires 08/24/2023, Strike Price $11.50	62,660	4,167
Nabors Energy Transition Corp., Expires 11/17/2026, Strike Price $11.50	87,846	13,836
New Energy One Acquisition Corp. PLC, Expires 03/07/2027, Strike Price $11.50	222,976	60,979
New Providence Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50	21,526	1,022
Newcourt Acquisition Corp., Expires 04/12/2028, Strike Price $11.50	30,398	585
Nogin Inc., Expires 08/26/2027 Strike Price $11.50	8,372	103
NorthView Acquisition Corp., Expires 08/02/2027, Strike Price $11.50	19,197	447
Nova Vision Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	31,088	413
Nubia Brand International Corp., Expires 11/16/2026, Strike Price $11.50	29,262	2,634
Nvni Group Ltd, Expires 11/01/2028, Strike Price $11.50	15,665	1,293
OmniLit Acquisition Corp., Expires 11/08/2026, Strike Price $11.50	31,515	2,047
Onyx Acquisition Co. I, Expires 01/07/2023, Strike Price $11.50	24,790	645
Oxus Acquisition Corp., Expires 01/27/2023, Strike Price $11.50	20,287	2,232
Papaya Growth Opportunity Corp. I, Expires 12/31/2028, Strike Price $11.50	76,584	2,121
Patria Latin American Opportunity Acquisition Corp., Expires 03/10/2027, Strike Price $11.50	46,145	1,684
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Strike Price $11.50	18,484	479
PepperLime Health Acquisition Corp., Expires 03/28/2023, Strike Price $11.50	11,876	360
Phoenix Biotech Acquisition Corp., Expires 09/01/2026, Strike Price $11.50	21,939	819
Platinum Capital, Ltd., Expires 03/28/2024, Strike Price $11.50	42,880	245
Pono Capital Three Inc, Expires 04/03/2028, Strike Price $11.50	11,690	512
Pono Capital Two, Inc., Expires 09/23/2027, Strike Price $11.50	9,738	351
Power & Digital Infrastructure Acquisition II Corp., Expires 12/14/2028, Strike Price $11.50	87,961	7,903
PowerUp Acquisition Corp., Expires 02/18/2027, Strike Price $11.50	70,545	4,339
PROOF Acquisition Corp. I, Expires 12/03/2028, Strike Price $11.50	20,757	1,274
Prospector Capital Corp., Expires 01/01/2025, Strike Price $11.50	21,521	1,205
RCF Acquisition Corp., Expires 04/25/2023, Strike Price $11.50	31,463	2,596
Redwoods Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	32,327	1,503
Relativity Acquisition Corp., Expires 02/11/2027, Strike Price $11.50	45,142	4
Revelstone Capital Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	53	2
RF Acquisition Corp., Expires 05/01/2028, Strike Price $11.50	19,704	398
Rigel Resource Acquisition Corp., Expires 04/19/2023, Strike Price $11.50	31,854	4,315
Roadzen Inc, Expires 11/30/2028, Strike Price $11.50	55,430	1,801
Rose Hill Acquisition Corp., Expires 03/03/2023, Strike Price $11.50	41,528	737
Ross Acquisition Corp. II, Expires 02/12/2026, Strike Price $11.50	28,225	1,376
Screaming Eagle Acquisition Corp., Expires 12/15/2027, Strike Price $11.50	22,674	2,948
Selina Hospitality PLC, Expires 10/25/2027, Strike Price $11.50	218,500	1,311
ShoulderUp Technology Acquisition Corp., Expires 07/26/2023, Strike Price $11.50	94,845	3,173
SHUAA Partners Acquisition Corp. I, Expires 03/02/2027, Strike Price $11.50	22,958	1,150
Sizzle Acquisition Corp., Expires 03/12/2026, Strike Price $11.50	43,590	3,725
SMX Security Matters PLC, Expires 03/07/2028, Strike Price $11.50	36,580	624
Southport Acquisition Corp., Expires 05/24/2028, Strike Price $11.50	6,161	262
Spectaire Holdings Inc, Expires 12/31/2028, Strike Price $11.50	58,258	2,831
Spree Acquisition Corp. 1, Ltd., Expires 12/22/2028, Strike Price $11.50	20,337	518
Spring Valley Acquisition Corp. II, Expires 02/25/2026, Strike Price $11.50	13,573	1,371
SpringBig Holdings, Inc., Expires 06/14/2027, Strike Price $11.50	24,279	137
Swiftmerge Acquisition Corp., Expires 06/17/2028, Strike Price $11.50	132	8
Target Global Acquisition I Corp., Expires 12/31/2027, Strike Price $11.50	18,073	553
Technology & Telecommunication Acquisition Corp., Expires 02/15/2027, Strike Price $11.50	52,993	2,014
TKB Critical Technologies 1, Expires 01/08/2023, Strike Price $11.50	48,884	2,268
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50	68,311	2,131
Transition SA, Expires 06/16/2026, Strike Price $11.50	33,822	5,010
United Homes Group, Inc., Expires 01/28/2028, Strike Price $11.50	11,333	9,095

30

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Contracts	Fair Value
Valuence Merger Corp. I, Expires 03/01/2027, Strike Price $11.50	60,778	$1,045
VAM Investments Spac BV, Expires 07/27/2026, Strike Price $11.50	12,639	1,939
Verde Clean Fuels, Inc., Expires 12/31/2027, Strike Price $11.50	327	62
Vision Sensing Acquisition Corp., Expires 03/24/2023, Strike Price $11.50	49,182	738
Western Acquisition Ventures Corp., Expires 01/12/2027, Strike Price $11.50	29,980	1,574
Yotta Acquisition Corp., Expires 03/15/2027, Strike Price $11.50	47,369	549
Zapp Electric Vehicles Group L, Expires 03/03/2028, Strike Price $11.50	11,642	84
ZyVersa Therapeutics Inc, Expires 12/20/2026, Strike Price $11.50	7,100	1

TOTAL WARRANTS		478,695
(Cost $2,111,816)

	Contracts	Fair Value
RIGHTS - 0.04%

A SPAC I Acquisition Corp., Expires 4/17/2024(i)	2	-
A SPAC II Acquisition Corp., Expires 12/31/2049	68,843	7,229
Accretion Acquisition Corp., Expires 12/31/2049	37,215	2,978
Agrinam Acquisition Corp., Expires 12/31/2049	19,798	990
AIB Acquisition Corp., Expires 12/31/2049	41,417	3,342
Alset Capital Acquisition Corp., Expires 12/31/2049	26,594	2,792
Arisz Acquisition Corp., Expires 05/01/2023	34,348	3,126
Aurora Technology Acquisition Corp., Expires 02/07/2028	63,578	7,629
Bellevue Life Sciences Acquisition Corp., Expires 5/14/2024	14,638	2,349
bleuacacia, Ltd., Expires 12/31/2049	201,609	8,568
Blue World Acquisition Corp., Expires 12/31/2049	46,604	10,020
Broad Capital Acquisition Corp., Expires 10/25/2022	53,360	8,284
Clean Earth Acquisitions Corp., Expires 12/31/2049	99,120	10,898
ClimateRock, Expires 06/01/2027	23,557	3,180
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027	76,977	9,237
Deep Medicine Acquisition Corp., Expires 12/09/2022	15,116	2,800
Distoken Acquisition Corp., Expires 11/18/2024	5,841	1,017
Financial Strategies Acquisition Corp., Expires 03/31/2028	9,493	2
Fintech Ecosystem Development Corp., Expires 12/31/2028	54,704	6,395
Global Blockchain Acquisition Corp., Expires 12/31/2049	40,470	8,094
Globalink Investment, Inc., Expires 08/19/2023	4,837	508
Inception Growth Acquisition, Ltd., Expires 05/08/2023	7,394	1,183
Jaguar Global Growth Corp. I, Expires 12/31/2049	87,589	14,785
Kairous Acquisition Corp. ltd, Expires 11/24/2023	13,555	1,571
Keyarch Acquisition Corp., Expires 07/25/2028	16,489	1,468
Mars Acquisition Corp., Expires 2/16/2024	10,247	2,356
Metal Sky Star Acquisition Corp., Expires 12/31/2049	40,420	5,861
Mountain Crest Acquisition Corp. V, Expires 12/31/2049	8,917	1,293
NorthView Acquisition Corp., Expires 12/31/2049	38,482	5,099
Redwoods Acquisition Corp., Expires 12/31/2049	32,327	3,598
RF Acquisition Corp., Expires 12/31/2049	19,704	2,183
Sagaliam Acquisition Corp., Expires 12/31/2049	84,310	10,547
Spring Valley Acquisition Corp. II, Expires 1/17/2024	27,147	3,682
Welsbach Technology Metals Acquisition Corp., Expires 12/31/2049	29,572	2,809
Yotta Acquisition Corp., Expires 12/31/2049	29,452	2,359

TOTAL RIGHTS		158,232
(Cost $245,256)

Annual Report | October 31, 2023	31

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Contracts	Fair Value
OPTIONS - 0.31%
Call Option Contracts - 0.01%

The GEO Group, Inc., Expires 11/17/23, Strike Price $9.000	1,041	$39,038

Put Option Contracts - 0.30%

S&P 500 Index, Expires 01/19/24, Strike Price $4.040	2	13,720
S&P 500 Index, Expires 01/19/24, Strike Price $4.085	4	31,800
S&P 500 Index, Expires 01/19/24, Strike Price $4.090	78	629,850
S&P 500 Index, Expires 01/19/24, Strike Price $4.110	24	206,760
S&P 500 Index, Expires 01/19/24, Strike Price $4.120	18	160,290
The GEO Group, Inc., Expires 01/19/24, Strike Price $6.000	1,680	16,800
		1,059,220

TOTAL OPTIONS		1,098,258
(Premiums paid $1,371,262)

	Shares	Fair Value
SHORT TERM INVESTMENTS - 0.64%

BNY Mellon U.S. Treasury Fund, 7 Day Yield 4.94%(g)	351,528	351,528
JPMorgan US Treasury Plus Money Market Fund, 7 Day Yield 5.19%	1,897,639	1,897,639

TOTAL SHORT TERM INVESTMENTS		2,249,167
(Cost $2,249,167)

Total Investments in securities - 83.73%		296,284,022
(Cost $312,899,127)
Other Assets in Excess of Liabilities - 16.27%		57,583,241

NET ASSETS - 100.00%		$353,867,263

Amounts above are shown as a percentage of net assets as of October 31, 2023.

SCHEDULE OF SECURITIES SOLD SHORT

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - (47.61%)
Sovereign - (47.61%)

U.S. Treasury Bond, 3.380%, 05/15/2033	(9,087,000)	(8,024,957)
U.S. Treasury Bond, 3.880%, 08/15/2033	(47,979,000)	(44,103,199)
U.S. Treasury Bond, 3.630%, 09/30/2028	(117,538,000)	(116,360,328)

TOTAL SOVEREIGN DEBT OBLIGATIONS		(168,488,484)
(Proceeds $170,787,576)

	Shares	Fair Value
COMMON STOCK - (6.52%)
Communications - (0.54%)

Airbnb Inc.(f)	(567)	(67,070)
Alphabet, Inc.(f)	(256)	(31,764)
Delivery Hero SE(a)(f)	(5,530)	(139,495)
DoorDash Inc.(f)	(2,486)	(186,326)
Meta Platforms, Inc.(f)	(562)	(169,314)

32

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
NetEase Inc.	(2,396)	$(256,180)
Netflix, Inc.(f)	(85)	(34,994)
Pinterest Inc.(f)	(2,480)	(74,102)
ROBLOX Corp.	(5,900)	(187,679)
Spotify Technology SA.(f)	(1,488)	(245,163)
Uber Technologies Inc.(f)	(1,375)	(59,510)
Upwork Inc.(f)	(19,049)	(199,062)
Zillow Group Inc.(f)	(8,516)	(308,705)
		(1,959,364)
Consumer Discretionary - (0.68%)

Alibaba Group Holding, Ltd.(f)	(37)	(3,054)
Amazon.com, Inc.(f)	(618)	(82,250)
Brembo SpA.(f)	(5,840)	(62,720)
Chegg Inc.	(14,927)	(112,400)
Cie Financiere Richemont SA	(776)	(91,194)
CTS Eventim AG & Co. KGaA	(378)	(22,758)
Ferrari N.V.(f)	(1,087)	(327,883)
JD.com Inc.(f)	(3,742)	(95,122)
MercadoLibre Inc.(f)	(639)	(792,832)
NIO Inc.(f)	(18,935)	(138,226)
Pinduoduo Inc.	(3,852)	(390,670)
Rivian Automotive, Inc.(f)	(911)	(14,776)
Sanlorenzo SpA/Ameglia	(8)	(284)
Tesla, Inc.(f)	(428)	(85,960)
Wayfair Inc.(f)	(3,110)	(132,516)
Zalando SE(a)(f)	(2,334)	(54,307)
		(2,406,952)
Consumer Staples - (0.11%)

Heineken Holding NV	(2,528)	(192,056)
Heineken NV	(1,749)	(156,820)
HelloFresh SE(f)	(2,395)	(52,000)
		(400,876)
Electric-Generation - (0.00%)(d)

Constellation Energy Corp.	(15)	(1,694)

Electric-Integrated - (0.07%)

AES Corp.	(1,507)	(22,454)
Ameren Corp.	(169)	(12,795)
American Electric Power Co., Inc.	(298)	(22,511)
DTE Energy Co.	(649)	(62,551)
Duke Energy Corp.	(608)	(54,045)
NextEra Energy, Inc.	(918)	(53,519)
Xcel Energy, Inc.	(429)	(25,426)
		(253,301)
Electricity Networks - (0.03%)

CenterPoint Energy, Inc.	(1,383)	(37,175)
Eversource Energy	(194)	(10,435)
PPL Corp.	(2,068)	(50,811)
		(98,421)

Annual Report | October 31, 2023	33

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
Energy - (2.26%)

Antero Midstream Corp.	(22,615)	$(279,069)
Archrock, Inc.	(2,988)	(37,858)
Chesapeake Energy Corp.	(817)	(70,327)
Civitas Resources, Inc.	(386)	(29,116)
ConocoPhillips	(489)	(58,093)
Denbury, Inc.(f)	(706)	(62,756)
DT Midstream, Inc.	(8,833)	(476,717)
Enbridge, Inc.	(9,217)	(295,369)
Energy Transfer LP	(67,115)	(882,562)
EnLink Midstream LLC	(15,453)	(189,917)
Enterprise Products Partners LP	(43,801)	(1,140,578)
Enviva, Inc.(f)	(1,138)	(4,120)
EQT Corp.	(1,158)	(49,076)
Exxon Mobil Corp.	(248)	(26,251)
Genesis Energy LP	(1,072)	(11,878)
Kinder Morgan, Inc.	(9,040)	(146,448)
Marathon Oil Corp.	(1,727)	(47,164)
MPLX LP	(17,554)	(632,646)
Neste Oyj	(2,333)	(78,278)
Occidental Petroleum Corp.	(508)	(31,399)
Pembina Pipeline Corp.	(3,934)	(121,077)
Pioneer Natural Resources Co.	(583)	(139,337)
Plains All American Pipeline LP	(23,149)	(350,707)
Plains GP Holdings LP	(34,856)	(546,542)
TC Energy Corp.	(14,786)	(509,233)
Western Midstream Partners LP	(8,228)	(220,757)
Williams Cos., Inc.	(45,217)	(1,555,465)
		(7,992,740)
Financials - (0.12%)

BFF Bank SpA.(a)	(12,822)	(123,120)
Credicorp Ltd.(f)	(961)	(120,087)
Deutsche Boerse AG	(1,083)	(177,675)
Van Lanschot Kempen N.V.	(8)	(215)
		(421,097)
Health Care - (0.97%)

10X Genomics Inc.(f)	(3,367)	(118,788)
Alnylam Pharmaceuticals, Inc.(f)	(5,010)	(760,518)
Bayer AG	(2,132)	(91,961)
Denali Therapeutics Inc.(f)	(556)	(10,469)
DexCom Inc.	(908)	(80,658)
Exact Sciences Corp.(f)	(6,763)	(416,533)
Genmab A/S	(376)	(106,077)
Illumina, Inc.	(121)	(13,240)
Merck & Co Inc.	(2,789)	(286,430)
Moderna, Inc.(f)	(835)	(63,427)
Novo Nordisk A/S	(6,106)	(586,038)
Novocure Ltd.(f)	(8,253)	(109,765)
PACIRA BIOSCIENCES INC.	(4,237)	(119,738)

34

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
Progyny Inc.(f)	(4,555)	$(140,567)
Recursion Pharmaceuticals Inc.(f)	(16,329)	(86,217)
Shockwave Medical Inc.(f)	(591)	(121,900)
STAAR Surgical Co.	(7,346)	(307,210)
		(3,419,536)
Industrials - (0.30%)

Aalberts Industries NV.(f)	(5,551)	(172,799)
Aerovironment Inc.(f)	(312)	(35,774)
Arcadis NV.	(127)	(5,364)
Axon Enterprise, Inc.(f)	(1,884)	(385,259)
Bravida Holding AB(a)	(3,360)	(20,980)
Deere & Co.	(261)	(95,359)
Generac Holdings, Inc.	(109)	(9,164)
Hexpol AB.(f)	(4,048)	(35,793)
Interpump Group SpA	(1,239)	(51,653)
Prysmian SpA(f)	(1,992)	(74,382)
TKH Group NV	(1,725)	(62,934)
Trelleborg AB	(2,535)	(63,952)
Watsco Inc.	(110)	(38,378)
		(1,051,791)
Renewable Energy Generation - (0.02%)

Atlantica Sustainable Infrastructure PLC	(81)	(1,467)
NextEra Energy Partners LP	(1,951)	(52,814)
		(54,281)
Technology - (1.42%)

Advanced Micro Devices, Inc.(f)	(84)	(8,274)
Adyen NV(a)(f)	(75)	(50,305)
Analog Devices Inc.	(313)	(49,244)
Appian Corp.(f)	(264)	(10,417)
Apple, Inc.	(97)	(16,565)
Arista Networks Inc.(f)	(402)	(80,549)
ASML Holding NV	(970)	(580,200)
BE Semiconductor Industries NV	(1,112)	(114,484)
Blackline Inc.(f)	(815)	(40,017)
CentralNic Group PLC.(f)	(9)	(14)
Cloudflare, Inc.(f)	(4,206)	(238,438)
CoStar Group Inc.(f)	(2,236)	(164,145)
Crowdstrike Holdings Inc.(f)	(473)	(83,612)
Datadog Inc.(f)	(1,033)	(84,159)
Descartes Systems Group, Inc.	(313)	(22,623)
Doximity Inc.(f)	(4,288)	(87,604)
Duolingo Inc.(f)	(1,314)	(191,910)
Fabrinet.(f)	(51)	(7,905)
HashiCorp Inc.	(5,297)	(104,298)
HubSpot, Inc.	(16)	(6,780)
Infineon Technologies AG	(3,491)	(101,617)
Infosys Ltd.	(8,959)	(147,107)
KLA CORP.	(151)	(70,925)
MarketAxess Holdings, Inc.	(1,305)	(278,944)

Annual Report | October 31, 2023	35

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

	Shares	Fair Value
MasterCard Inc.	(152)	$(57,205)
Melexis NV	(2,272)	(166,718)
Microsoft Corp.	(55)	(18,596)
MongoDB Inc.(f)	(83)	(28,601)
Monolithic Power Systems Inc.	(120)	(53,009)
NVIDIA Corp.	(244)	(99,503)
ON Semiconductor Corp.	(464)	(29,065)
Palo Alto Networks, Inc.	(43)	(10,450)
Pegasystems Inc.	(933)	(39,876)
QUALCOMM Inc.	(468)	(51,007)
Relx Plc	(9,362)	(326,004)
Salesforce Inc.(f)	(239)	(47,998)
ServiceNow, Inc.(f)	(9)	(5,237)
Shopify Inc.(f)	(5,268)	(248,534)
Snowflake Inc.	(1,913)	(277,634)
SPS Commerce Inc.(f)	(318)	(50,988)
Super Micro Computer, Inc.(f)	(1,124)	(269,164)
Taiwan Semiconductor Manufacturing Co., Ltd.	(4,546)	(392,365)
Varonis Systems Inc.	(1,416)	(47,634)
Visa Inc.	(236)	(55,484)
Workday, Inc.(f)	(985)	(208,534)
		(5,023,742)

TOTAL COMMON STOCK		(23,083,795)
(Proceeds $25,556,879)

	Shares	Fair Value
EXCHANGE TRADED FUNDS - (4.54%)

ProShares Bitcoin Strategy ETF(f)	(913,348)	(16,065,791)

TOTAL EXCHANGE TRADED FUNDS		(16,065,791)
(Proceeds $15,997,985)

	Shares	Fair Value
PREFERRED STOCK - (0.01%)
Materials - (0.01%)

Fuchs Petrolub SE(f)	(1,103)	(44,723)

TOTAL PREFERRED STOCK		(44,723)
(Proceeds $46,964)

Total Securities Sold Short - (58.69%)		(207,682,793)
(Proceeds $212,389,404)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the "Securities Act"). Total market value of Rule 144A securities amounts to $21,458,173, which represented approximately 6.06% of net assets as of October 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(b)	Security is in default as of year-end and is therefore non-income producing.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)	Amount represents less than 0.005% of net assets.

36

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

(e)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2023, the aggregate market value of those securities was $15,063,353, which represents approximately 4.27% of net assets.
(f)	Non-income producing security.
(g)	A portion or all of the security is owned by BRW SPV I, a wholly-owned subsidiary of the Fund.
(h)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02). At October 31, 2023, the current coupon rate for these notes is 0%.
(i)	On October 31, 2023 the value of these investments amounted to $0, representing 0.0% of the net assets of the Fund.

Investment Abbreviations:

ESTRON - Euro Short-Term Rate

LIBOR - London Interbank Offered Rate

OBFR - United States Overnight Bank Funding Rate

RBACOR - RBA Interbank Overnight Cash Rate

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Over Night Index Average

Reference Rates:

ESTRON - Euro Short-Term Rate as of October 31, 2023 was 3.88%

OBFR - United States Overnight Bank Funding Rate as of October 31, 2023 was 5.32%

RBACOR - RBA Interbank Overnight Cash Rate as of October 31, 2023 was 4.07%

SOFR - Secured Overnight Financing Rate as of October 31, 2023 was 5.35%

TSFR1M - CME Term SOFR 1 Month as of October 31, 2023 was 5.32%.

TSFR3M - CME Term SOFR 3 Month as of October 31, 2023 was 5.38%

SONIA - Sterling Overnight Index Average as of October 31, 2023 was 5.19%

PRIME - US Prime Rate as of October 31, 2023 was 8.5%

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

GSI - Goldman Sachs International

MSCS - Morgan Stanley Capital Services

BARC - Barclays Bank PLC

MSCO – Morgan Stanley & Company

SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFE) CONTRACTS

	Cost	Fair Value
AEYE Health Inc.(a)(b)	$1,000,000	$1,062,333
Quantalx Neuroscience Ltd.(a)(b)	3,000,000	3,046,419
Real View Imaging Ltd.(a)(b)	2,000,000	2,320,563
	$6,000,000	$6,429,315

(a)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security.

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation
JPM	11/6/2023	USD	$364,306	CAD	$360,573	$3,733
JPM	11/6/2023	USD	23,455,050	GBP	23,397,916	57,134
						$60,867

Annual Report | October 31, 2023	37

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Depreciation
JPM	11/6/2023	AUD	$634,438	USD	$634,991	$(553)
JPM	11/6/2023	EUR	3,968,500	USD	3,973,635	(5,135)
JPM	11/6/2023	GBP	11,668,571	USD	11,690,766	(22,195)
JPM	11/6/2023	USD	24,128,711	AUD	24,140,381	(11,670)
JPM	11/6/2023	USD	7,686,213	EUR	7,725,347	(39,134)
						$(78,687)
						$(17,820)

FUTURES CONTRACTS

Description	Number of Contracts	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
CBOE VIX FUTURE Nov23	212	11/30/2023	$3,651,181	$191,700
CBOE VIX FUTURE Dec23	191	12/31/2023	3,501,121	51,593
CBOE VIX FUTURE Jan24	12	1/17/2024	254,345	(17,954)
				$225,339
Short Position Contracts
NASDAQ 100 E-MINI Dec23	(40)	12/31/2023	12,396,051	803,851
				$803,851
				$1,029,190

TO-BE-ANNOUNCED (TBA) MORTGAGE-BACKED SECURITIES (MBS) FORWARD CONTRACTS

Counterparty	Description	Maturity Date	Notional Amount	Net Unrealized Depreciation
MSCO	FNCL 5.5 11/23	11/5/2023	264,602,000	$(2,397,950)
MSCO	FNCL 6 11/23	11/6/2023	105,628,000	(232,694)
				$(2,630,644)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	R.R. Donnelley & Sons Company	(5.00)%	USD	12/20/2026	7,494,000	$(281,377)	$591,764	$310,387
Buy	R.R. Donnelley & Sons Company	(5.00)%	USD	6/20/2028	2,434,000	(73,784)	153,219	79,435
Buy	Transocean Inc.	(1.00)%	USD	6/20/2027	1,632,000	194,805	(135,500)	59,305
						$(160,356)	$609,483	$449,127

38

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

INDEX CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	Markit CDX High Yield Index, Series 41	(5.00)%	USD	12/20/2028	276,983,000	$229,527	$(2,331,921)	$(2,102,394)
Buy	Markit iTraxx Europe Subordinated Financials Index, Series 39	(5.00)%	USD	6/20/2028	45,000,000	1,252,800	(2,626,045)	(1,373,245)
						$1,482,327	$(4,957,966)	$(3,475,639)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	GSI	AT&T Inc.	1.00%	USD	6/20/2024	15,847,000	$64,178	$(61,802)	$2,376
Sell	BARC	AT&T Inc.	1.00%	USD	6/20/2025	2,249,000	12,311	(11,224)	1,087
Sell	GSI	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	263,274	(268,823)	(5,549)
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	263,274	(257,109)	6,165
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	6/20/2028	17,365,000	468,980	(510,546)	(41,566)
Sell	GSI	British American Tobacco p.l.c.	1.00%	GBP	12/20/2027	2,381,000	29,940	(10,976)	18,964
Buy	GSI	CommScope, Inc.	(5.00)%	USD	12/20/2028	1,650,000	908,570	(523,215)	385,355
Sell	GSI	Danone	1.00%	EUR	12/20/2027	5,739,000	151,644	(107,323)	44,321
Sell	MSCS	Danone	1.00%	EUR	12/20/2027	1,264,000	33,399	(28,008)	5,391
Sell	JPM	Danone	1.00%	EUR	12/20/2027	6,169,000	163,006	(142,740)	20,266
Sell	GSI	International Business Machines Corporation	1.00%	USD	12/20/2027	20,642,000	460,451	(395,100)	65,351
Sell	GSI	International Business Machines Corporation	1.00%	USD	6/20/2027	1,000	21	(19)	2
Sell	BARC	International Business Machines Corporation	1.00%	USD	12/20/2027	10,000,000	223,065	(202,764)	20,301
Sell	BARC	International Business Machines Corporation	1.00%	USD	12/20/2028	3,675,000	82,654	(81,859)	795
Sell	BARC	NextEra Energy Capital Holdings, Inc.	1.00%	USD	6/20/2028	4,306,000	23,100	(22,659)	441
Sell	GSI	Pfizer Inc.	1.00%	USD	12/20/2027	9,152,000	246,286	(220,125)	26,161
Sell	MSCS	Pfizer Inc.	1.00%	USD	12/20/2027	7,325,000	197,799	(178,314)	19,485
Sell	GSI	Pfizer, Inc.	1.00%	USD	12/20/2028	16,839,000	483,626	(466,895)	16,731
Buy	BARC	R.R. Donnelley & Sons Company	(5.00)%	USD	12/20/2027	1,628,000	(55,215)	222,929	167,714
Sell	GSI	Target Corporation	1.00%	USD	12/20/2027	10,000,000	220,586	(194,677)	25,909
Sell	MSCS	Target Corporation	1.00%	USD	12/20/2027	6,078,000	134,072	(127,883)	6,189
Sell	JPM	Target Corporation	1.00%	USD	12/20/2027	1,110,000	24,485	(21,123)	3,362
Sell	GSI	The Home Depot, Inc.	1.00%	USD	12/20/2027	5,887,000	167,004	(154,684)	12,320
Sell	MSCS	The Home Depot, Inc.	1.00%	USD	12/20/2028	645,000	19,905	(20,994)	(1,089)
Sell	GSI	The Procter & Gamble Company	1.00%	USD	12/20/2027	21,532,000	603,380	(545,195)	58,185
Sell	MSCS	The Sherwin-Williams Company	1.00%	USD	12/20/2027	2,039,000	32,204	(4,375)	27,829
Sell	MSCS	The Southern Company	1.00%	USD	6/20/2026	847,000	13,574	(14,141)	(567)
Buy	GSI	Transocean Inc.	(1.00)%	USD	6/20/2027	1,487,000	177,496	(122,678)	54,818
Buy	BARC	Transocean Inc.	(1.00)%	USD	6/20/2027	453,000	54,071	(47,565)	6,506
Buy	BARC	Unisys Corporation	(5.00)%	USD	6/20/2028	286,000	35,491	(38,292)	(2,801)
Sell	MSCS	UnitedHealth Group Incorporated	1.00%	USD	12/20/2027	16,084,000	403,556	(353,749)	49,807
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	6/20/2028	3,181,000	2,389	(2,900)	(511)
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	12/20/2027	7,000,000	22,307	4,885	27,192
							$5,930,883	$(4,909,943)	$1,020,940

Annual Report | October 31, 2023	39

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amounts are presented in the currency indicated in the table.

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
JPM	4imprint Group PLC	GBP	(406,477)	10/31/2024	SONIA	(40) bps	$(416,432)	$(9,955)
JPM	Aberdeen Diversified Income and Growth Trust	GBP	87,794	10/31/2024	SONIA	40 bps	90,588	2,794
JPM	Aberdeen New India Investment Trust PLC	GBP	587,356	10/31/2024	SONIA	40 bps	591,521	4,165
JPM	Aberforth Smaller Companies Trust PLC	GBP	2,158,769	10/31/2024	SONIA	40 bps	2,177,805	19,036
JPM	Abrdn UK Smaller Cos Growth Trust PLC	GBP	1,837,198	10/31/2024	SONIA	40 bps	1,869,472	32,274
JPM	Alpha Financial Markets Consulting PLC	GBP	(4,759)	10/31/2024	SONIA	(40) bps	(5,168)	(409)
JPM	Alten SA	EUR	(35,015)	10/31/2024	ESTRON	(40) bps	(35,919)	(904)
JPM	Auction Technology Group PLC	GBP	(2,478)	10/31/2024	SONIA	(40) bps	(2,482)	(4)
JPM	Baillie Gifford European Growth Trust PLC	GBP	374,897	10/31/2024	SONIA	40 bps	380,862	5,965
JPM	Baillie Gifford UK Growth Trust PLC	GBP	3,542,556	10/31/2024	SONIA	40 bps	3,584,967	42,411
JPM	Baillie Gifford US Growth Trust PLC	GBP	6,261,190	10/31/2024	SONIA	40 bps	6,325,644	64,454
JPM	Baker Steel Resources Trust, Ltd.	GBP	144,639	10/31/2024	SONIA	40 bps	144,639	-
JPM	Balfour Beatty PLC	GBP	(57,873)	10/31/2024	SONIA	(40) bps	(59,808)	(1,935)
JPM	Barings Emerging EMEA Opportunities PLC	GBP	198,270	10/31/2024	SONIA	40 bps	199,638	1,368
JPM	Bellway PLC	GBP	(4,140)	10/31/2024	SONIA	(40) bps	(4,213)	(73)
JPM	Big Technologies PLC	GBP	(1,379)	10/31/2024	SONIA	(40) bps	(1,306)	73
JPM	BioMerieux	EUR	(156,511)	10/31/2024	ESTRON	(40) bps	(160,012)	(3,501)
JPM	BlackRock Smaller Companies Trust PLC	GBP	2,299,099	10/31/2024	SONIA	40 bps	2,327,040	27,941
JPM	Bloomsbury Publishing PLC	GBP	(28)	10/31/2024	SONIA	(40) bps	(29)	(1)
JPM	Brown Advisory US Smaller Companies PLC	GBP	154,685	10/31/2024	SONIA	40 bps	154,685	-
JPM	Bytes Technology Group PLC	GBP	(67,071)	10/31/2024	SONIA	(40) bps	(68,236)	(1,165)
JPM	Card Factory PLC	GBP	(608)	10/31/2024	SONIA	(40) bps	(633)	(25)
JPM	Central Asia Metals PLC	GBP	(2,314)	10/31/2024	SONIA	(40) bps	(2,278)	36
JPM	Chemring Group PLC	GBP	(179,962)	10/31/2024	SONIA	(40) bps	(180,608)	(646)
JPM	Clarkson PLC	GBP	(20,187)	10/31/2024	SONIA	(40) bps	(20,736)	(549)
JPM	Computacenter PLC	GBP	(68,618)	10/31/2024	SONIA	(40) bps	(70,205)	(1,587)
JPM	Conduit Holdings, Ltd.	GBP	(12,448)	10/31/2024	SONIA	(40) bps	(12,606)	(158)
JPM	CQS Natural Resources Growth and Income PLC	GBP	361,924	10/31/2024	SONIA	40 bps	366,325	4,401
JPM	Crest Nicholson Holdings PLC	GBP	(37,498)	10/31/2024	SONIA	(40) bps	(37,451)	47
JPM	CVS Group PLC	GBP	(39,755)	10/31/2024	SONIA	(40) bps	(41,044)	(1,289)
JPM	Dassault Systemes SE	EUR	(186,678)	10/31/2024	ESTRON	(40) bps	(191,387)	(4,709)
JPM	Diploma PLC	GBP	(323,206)	10/31/2024	SONIA	(40) bps	(326,191)	(2,985)
JPM	DiscoverIE Group PLC	GBP	(3,768)	10/31/2024	SONIA	(40) bps	(3,862)	(94)
JPM	Dunelm Group PLC	GBP	(227,619)	10/31/2024	SONIA	(40) bps	(227,969)	(350)

40

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
JPM	Edenred	EUR	(146,582)	10/31/2024	ESTRON	(40) bps	$(147,729)	$(1,147)
JPM	Edinburgh Worldwide Investment Trust PLC	GBP	12,601,785	10/31/2024	SONIA	40 bps	12,848,879	247,094
JPM	Elis SA	EUR	(59,981)	10/31/2024	ESTRON	(40) bps	(60,254)	(273)
JPM	Ergomed PLC	GBP	(43,111)	10/31/2024	SONIA	(40) bps	(43,111)	-
JPM	Esker SA	EUR	(3,857)	10/31/2024	ESTRON	(40) bps	(3,800)	57
JPM	European Smaller Companies	GBP	3,978,186	10/31/2024	SONIA	40 bps	4,051,314	73,128
JPM	Experian PLC	GBP	(82,384)	10/31/2024	SONIA	(40) bps	(85,865)	(3,481)
JPM	Fidelity Emerging Markets, Ltd.	GBP	8,151,587	10/31/2024	SONIA	40 bps	8,162,970	11,383
JPM	Future PLC	GBP	(50,750)	10/31/2024	SONIA	(40) bps	(53,280)	(2,530)
JPM	Games Workshop Group PLC	GBP	(111,921)	10/31/2024	SONIA	(40) bps	(111,864)	57
JPM	Gamma Communications PLC	GBP	(2,909)	10/31/2024	SONIA	(40) bps	(3,000)	(91)
JPM	Genus PLC	GBP	(179,796)	10/31/2024	SONIA	(40) bps	(182,528)	(2,732)
JPM	Grafton Group PLC	GBP	(106,849)	10/31/2024	SONIA	(75) bps	(108,026)	(1,177)
JPM	Grifols SA	EUR	(128,406)	10/31/2024	ESTRON	(40) bps	(134,042)	(5,636)
JPM	Henderson EuroTrust PLC	GBP	1,116,603	10/31/2024	SONIA	40 bps	1,134,541	17,938
JPM	Henderson Opportunities Trust PLC	GBP	172,912	10/31/2024	SONIA	40 bps	174,527	1,615
JPM	Henderson Smaller Companies Inv Trust PLC	GBP	210,136	10/31/2024	SONIA	40 bps	216,817	6,681
JPM	Herald Investment Trust PLC	GBP	3,899,467	10/31/2024	SONIA	40 bps	3,943,446	43,979
JPM	Hollywood Bowl Group PLC	GBP	(243)	10/31/2024	SONIA	(40) bps	(243)	-
JPM	Hunting PLC	GBP	(12,972)	10/31/2024	SONIA	(40) bps	(13,223)	(251)
JPM	IMI PLC	GBP	(94,968)	10/31/2024	SONIA	(40) bps	(96,083)	(1,115)
JPM	Impax Asset Management Group PLC	GBP	(3,239)	10/31/2024	SONIA	(40) bps	(3,299)	(60)
JPM	Inchcape PLC	GBP	(88,955)	10/31/2024	SONIA	(40) bps	(88,955)	-
JPM	Intermediate Capital Group PLC	GBP	(184,798)	10/31/2024	SONIA	(40) bps	(185,795)	(997)
JPM	Invesco Select Trust PLC	GBP	26,892	10/31/2024	SONIA	40 bps	26,937	45
JPM	IPSOS	EUR	(49,152)	10/31/2024	ESTRON	(40) bps	(49,980)	(828)
JPM	JPMorgan European Discovery Trust PLC	GBP	29,167,580	10/31/2024	SONIA	40 bps	29,414,415	246,835
JPM	JPMorgan Mid Cap Investment Trust PLC	GBP	2,197,838	10/31/2024	SONIA	40 bps	2,223,165	25,327
JPM	JPMorgan UK Smaller Companies Inv Trust PLC	GBP	221,530	10/31/2024	SONIA	40 bps	227,309	5,779
JPM	Kainos Group PLC	GBP	(15,176)	10/31/2024	SONIA	(40) bps	(15,437)	(261)
JPM	Kering SA	EUR	(148,922)	10/31/2024	ESTRON	(40) bps	(148,805)	117
JPM	Keystone Positive Change Investment Trust PLC	GBP	2,226,471	10/31/2024	SONIA	40 bps	2,250,738	24,267
JPM	Magellan Global Fund/Close Class	AUD	356,217	10/31/2024	RBACOR	45 bps	356,217	-
JPM	Man Group PLC	GBP	(137,374)	10/31/2024	SONIA	(40) bps	(137,061)	313
JPM	Mercantile Investment Trust PLC	GBP	8,295,585	10/31/2024	SONIA	40 bps	8,499,956	204,371
JPM	MFF Capital Investments, Ltd.	AUD	634,412	10/31/2024	RBACOR	45 bps	629,781	(4,631)
JPM	Middlefield Canadian Income PC	GBP	1,486	10/31/2024	SONIA	40 bps	1,492	6
JPM	Morgan Advanced Materials PLC	GBP	(876)	10/31/2024	SONIA	(40) bps	(902)	(26)
JPM	Morgan Sindall Group PLC	GBP	(12,101)	10/31/2024	SONIA	(40) bps	(12,271)	(170)
JPM	NB Global Corporate Income Trust	AUD	384,177	10/31/2024	RBACOR	45 bps	374,742	(9,435)
JPM	Next Fifteen Communications	GBP	(172)	10/31/2024	SONIA	(40) bps	(169)	3
JPM	Ocado Group PLC	GBP	(156,634)	10/31/2024	SONIA	(40) bps	(150,956)	5,678
JPM	Oxford Instruments PLC	GBP	(250,219)	10/31/2024	SONIA	(40) bps	(261,843)	(11,624)

Annual Report | October 31, 2023	41

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments
October 31, 2023

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
JPM	Oxford Nanopore Technologies PLC	GBP	(170,920)	10/31/2024	SONIA	(40) bps	$(167,304)	$3,616
JPM	Pagegroup PLC	GBP	(318)	10/31/2024	SONIA	(40) bps	(324)	(6)
JPM	Pengana International Equities, Ltd.	AUD	179,660	10/31/2024	RBACOR	45 bps	182,410	2,750
JPM	Polar Capital Technology Trust PLC	GBP	4,790,794	10/31/2024	SONIA	40 bps	4,858,748	67,954
JPM	Polestar Automotive Holding UK PLC	USD	(1,400,970)	10/31/2024	OBFR	(700) bps	(1,421,880)	(20,910)
JPM	QinetiQ Group PLC	GBP	(211,258)	10/31/2024	SONIA	(40) bps	(213,842)	(2,584)
JPM	Reach PLC	GBP	(74)	10/31/2024	SONIA	(40) bps	(75)	(1)
JPM	Redrow PLC	GBP	(3,979)	10/31/2024	SONIA	(40) bps	(4,034)	(55)
JPM	River & Mercantile UK Micro Cap Inv Co Ltd	GBP	783,331	10/31/2024	SONIA	40 bps	777,634	(5,697)
JPM	Samsung Electronics Co., Ltd.	USD	(75,665)	10/31/2024	OBFR	(40) bps	(76,006)	(341)
JPM	Schiehallion Fund, Ltd.	USD	44,274	10/31/2024	OBFR	40 bps	41,507	(2,767)
JPM	Schroder UK Mid Cap Fund PLC	GBP	263,098	10/31/2024	SONIA	40 bps	270,740	7,642
JPM	Schroders Capital Global	GBP	12,452	10/31/2024	SONIA	40 bps	12,782	330
JPM	Scottish Mortgage Investment Trust PLC	GBP	11,292,385	10/31/2024	SONIA	40 bps	11,281,845	(10,540)
JPM	SEB SA	EUR	(3,049)	10/31/2024	ESTRON	(40) bps	(3,055)	(6)
JPM	Senior PLC	GBP	(1,405)	10/31/2024	SONIA	(40) bps	(1,418)	(13)
JPM	Soitec	EUR	(99,026)	10/31/2024	ESTRON	(40) bps	(100,348)	(1,322)
JPM	Spie SA	EUR	(59,892)	10/31/2024	ESTRON	(40) bps	(60,872)	(980)
JPM	SSP Group PLC	GBP	(103)	10/31/2024	SONIA	(40) bps	(103)	-
JPM	Telecom Plus PLC	GBP	(44,587)	10/31/2024	SONIA	(40) bps	(46,203)	(1,616)
JPM	Templeton EM Investment Trust PLC	GBP	2,480,783	10/31/2024	SONIA	40 bps	2,473,854	(6,929)
JPM	Verallia SA	EUR	(53,364)	10/31/2024	ESTRON	(40) bps	(53,538)	(174)
JPM	Vesuvius PLC	GBP	(21,687)	10/31/2024	SONIA	(40) bps	(21,719)	(32)
JPM	VGI Partners Global Investments, Ltd.	AUD	464,610	10/31/2024	RBACOR	45 bps	469,063	4,453
JPM	WAM Global, Ltd.	AUD	304,265	10/31/2024	RBACOR	45 bps	305,946	1,681
JPM	Watches of Switzerland Group PLC	GBP	(108,775)	10/31/2024	SONIA	(40) bps	(108,343)	432
JPM	WH Smith PLC	GBP	(7,374)	10/31/2024	SONIA	(40) bps	(7,318)	56
JPM	Wise PLC	GBP	(17,862)	10/31/2024	SONIA	(40) bps	(18,251)	(389)
JPM	Workspace Group PLC	GBP	(107)	10/31/2024	SONIA	(40) bps	(111)	(4)
							$107,153,121	$1,077,382

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds and common stock.

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation
(b)	Notional amounts are presented in USD equivalent.

42

Saba Capital Income & Opportunities Fund	Consolidated Statement of Assets and Liabilities
October 31, 2023

ASSETS:
Investments in securities, at fair value (cost $312,899,127)	$296,284,022
Cash	4,231,218
Foreign currency, at fair value (cost $7,130,914)	7,061,084
Receivables:
Investment securities sold	11,544,964
Collateral posted to Clearing House for centrally cleared derivatives	12,161,367
Collateral posted to Secured Party under Tri-Party Arrangement for OTC derivatives	68,490,602
Collateral posted to Secured Party under Tri-Party Arrangement for Loan Facility	666,034
Collateral posted to Secured Party under Tri-Party Arrangement for securities sold short	231,523,667
Dividend	135,756
Interest	1,183,050
Simple agreement for future equity contracts, at fair value (cost $6,000,000)	6,429,315
Unrealized appreciation on forward foreign currency contracts	60,867
Unrealized appreciation on futures contracts	1,047,144
Centrally cleared credit default swaps, at fair value (net upfront fees paid of $5,093,466)	1,677,132
Over the counter credit default swaps, at fair value (net upfront fees paid of $5,132,872)	5,986,098
Unrealized appreciation on total return swap contracts	1,208,552
Prepaid expenses	280,847
Total Assets	649,971,719

LIABILITIES:
Securities sold short, at fair value (proceeds $212,389,404)	207,682,793
Foreign currency overdraft, at fair value (proceeds $6,581,254)	6,571,524
Unrealized depreciation on TBA MBS forward contracts	2,630,644
Payables:
Notes payable (Note 7)	52,900,000
Payable for investment securities purchased	22,611,671
Accrued interest payable	1,818,818
Payable for investment management fees	362,039
Payable for trustees fees	3,620
Unrealized depreciation on forward foreign currency contracts	78,687
Unrealized depreciation on futures contracts	17,954
Centrally cleared credit default swaps, at fair value (net upfront fees received of $744,983)	355,161
Over the counter credit default swaps, at fair value (net upfront fees received of $222,929)	55,215
Unrealized depreciation on total return swap contracts	131,170
Other accrued expenses	885,160
Total Liabilities	296,104,456
Net Assets	$353,867,263

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
NET ASSETS WERE COMPRISED OF:
Paid-in capital	526,384,074
Total distributable loss	(172,516,811)
NET ASSETS	$353,867,263
Net assets value per common share outstanding (net assets divided by 42,529,493 shares of beneficial interest authorized and outstanding, no par value)	$8.32

43

Saba Capital Income & Opportunities Fund	Consolidated Statement of Operations
For the Year Ended October 31, 2023

INVESTMENT INCOME:
Interest	$18,799,134
Dividend (net of withholding taxes of $24,722)	5,711,255
Other income	104,689
Total Investment Income	24,615,078

EXPENSES:
Interest expense	8,471,630
Investment management fees (Note 4)	4,797,121
Dividend expense	2,642,740
Professional fees	546,478
Custodian fees	215,639
Fund administration fees	194,882
Registration and filing fees	184,182
Insurance expense	88,647
Trustees fees	63,750
Transfer agent fees	45,174
Miscellaneous expenses	120,763
Total Expenses	17,371,006
Waived and reimbursed fees (Note 5)	(450,898)
Net expenses	16,920,108
Net Investment Income	7,694,970

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments in securities	38,316,965
Securities sold short	6,522,684
Forward foreign currency contracts	(117,085)
Futures contracts	(9,058,790)
TBA MBS forward contracts	(15,696,857)
Credit default swaps	16,449,190
Total return swaps	(15,778,655)
Foreign currency transactions	980,175
Net realized gain:	21,617,627
Net change in unrealized appreciation/(depreciation) on:
Investments in securities	941,977
Securities sold short	4,706,611
Simple agreement for future equity contracts	429,315
Forward foreign currency contracts	(296,112)
Futures contracts	1,029,190
TBA MBS forward contracts	(2,630,644)
Credit default swaps	(4,390,662)
Total return swaps	1,101,105
Financial instruments	145,633
Foreign currency translation	247,186
Net change in unrealized appreciation/(depreciation):	1,283,599
Net realized and unrealized gain:	22,901,226
Net increase in net assets resulting from operations	$30,596,196

Annual Report | October 31, 2023	44

Saba Capital Income & Opportunities Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
FROM OPERATIONS:
Net investment income	$7,694,970	$1,944,996
Net realized gain	21,617,627	9,130,329
Net change in unrealized appreciation/(depreciation)	1,283,599	(18,329,380)
Net increase/(decrease) in net assets resulting from operations	30,596,196	(7,254,055)

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(8,594,037)	(13,029,565)
Return of capital	(35,594,107)	(31,967,059)
Decrease in net assets from distributions to common shareholders	(44,188,144)	(44,996,624)
Net decrease in net assets	(13,591,948)	(52,250,679)
NET ASSETS:
Net assets, beginning of year	367,459,211	419,709,890
Net assets, end of year	$353,867,263	$367,459,211

45

Saba Capital Income
& Opportunities Fund	Consolidated Statement of Cash Flows
For the Year Ended October 31, 2023

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$30,596,196
Adjustments to reconcile net increase in net assets resulting from operations to net cash flows provided by operating activities:
Purchases of investment securities	(2,013,257,665)
Proceeds from disposition of investment securities	2,301,280,645
Proceeds from disposition of financial instruments	1,413,910
Proceeds from securities sold short	218,810,284
Net payments on derivative contracts	(42,321,786)
Amortization of premium and accretion of discount on investments	(4,824,850)
Net realized (gain)/loss on investments in securities	(38,316,965)
Net realized (gain)/loss on securities sold short	(6,522,684)
Net realized (gain)/loss on forward foreign currency contracts	117,085
Net realized (gain)/loss on futures contracts	9,058,790
Net realized (gain)/loss on credit default swaps	(16,449,190)
Net realized (gain)/loss on total return swaps	15,778,655
Net realized (gain)/loss on TBA MBS forward contracts	15,696,857
Net realized (gain)/loss on foreign currency transactions	(980,175)
Change in unrealized (appreciation)/depreciation on investments in securities	(941,977)
Change in unrealized (appreciation)/depreciation on securities sold short	(4,706,611)
Change in unrealized (appreciation)/depreciation on simple agreement for future equity contracts	(429,315)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	296,112
Change in unrealized (appreciation)/depreciation on futures contracts	(1,029,190)
Change in unrealized (appreciation)/depreciation on credit default swaps	4,390,662
Change in unrealized (appreciation)/depreciation on total return swaps	(1,101,105)
Change in unrealized (appreciation)/depreciation on TBA MBS forward contracts	2,630,644
Change in unrealized (appreciation)/depreciation on financial instruments	(145,633)
Change in unrealized (appreciation)/depreciation on foreign currency translation	(247,186)
(Increase)/decrease in assets:
Collateral posted to Clearing House for centrally cleared derivatives	(8,123,192)
Collateral posted to Secured Party under Tri-Party Arrangement for OTC derivatives	(64,380,602)
Collateral posted to Secured Party under Tri-Party Arrangement for Loan Facility	(666,034)
Collateral posted to Secured Party under Tri-Party Arrangement for securities sold short	(231,523,667)
Dividend receivable	(135,756)
Interest receivable	(225,759)
Prepaid expenses	(220,552)
Financial instruments, at fair value	1,268,277
Increase/(decrease) in liabilities:
Accrued interest payable	1,316,478
Payable for investment management fees	113,727
Payable for trustees fees	(14,610)
Other accrued expenses	(333,911)
Net cash flows provided by operating activities	165,869,907

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	(227,600,000)
Proceeds from long-term debt	105,000,000
Cash distributions paid	(44,188,144)
Foreign currency overdraft	6,571,524
Net cash used in financing activities	(160,216,620)

Net change in cash & foreign currency	5,653,287
Cash & foreign currency, beginning of year	$5,639,015
Cash & foreign currency, end of year	$11,292,302

Cash paid for interest on loan during the year was	7,155,152

Annual Report | October 31, 2023	46

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)(c)		For the Year Ended February 28, 2021(c)	For the Year Ended February 28, 2020(c)	For the Year Ended February 28, 2019(c)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$8.64	$9.86	$9.94		$10.60	$11.08	$11.38
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.18	0.05	0.10		0.32	0.60	0.58
Net realized and change in unrealized gain/ (loss) on investments and unfunded loan commitments(d)	0.54	(0.21)	0.16		(0.64)	(0.46)	(0.28)
Total Income/(Loss) from Investment Operations	0.72	(0.16)	0.26		(0.32)	0.14	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income(d)	(0.20)	(0.31)	(0.12)		(0.34)	(0.62)	(0.60)
From tax return of capital(d)	(0.84)	(0.75)	(0.22)		(0.02)	-	-
Total Distributions to Common Shareholders	(1.04)	(1.06)	(0.34)		(0.36)	(0.62)	(0.60)

Accretion to net asset value resulting from share repurchases and tender offer(d)(e)	-	-	-		0.02	-	-
Total Capital Share Transactions	-	-	-		0.02	-	-
Net asset value per common share - end of period	8.32	$8.64	$9.86		$9.94	$10.60	$11.08
Market price per common share - end of period	$7.39	$7.84	$9.34		$9.26	$9.82	$9.64

Total Investment Return - Net Asset Value(f)	9.63%	(0.95)%	2.84%		(2.14)%	1.88%	33.37%
Total Investment Return - Market Price(f)	7.31%	(5.12)%	4.57%		(1.59)%	8.48%	(1.02)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$353,867	$367,459	$419,710		$605,535	$782,813	$818,100
Ratio of expenses including waivers to average net assets (h)	4.61%	2.36%	1.43	%(g)	2.26%	2.85%	2.90%
Ratio of expenses excluding waivers to average net assets	4.73%	2.75%	1.60	%(g)	2.68%	2.86%	2.92%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets	1.58%	1.67%	1.38	%(g)	2.13%	1.62%	1.64%
Ratio of net investment income including waivers to average net assets	2.09%	0.49%	1.62	%(g)	3.37%	5.29%	5.16%
Ratios to average net assets plus borrowings:
Ratio of expenses including waivers to average net assets	3.71%	1.79%	1.37	%(g)	1.72%	2.05%	2.07%
Ratio of expenses excluding waivers to average net assets	3.81%	2.09%	1.54	%(g)	2.04%	2.06%	2.08%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets	1.27%	1.27%	1.32	%(g)	1.30%	1.16%	1.16%
Ratio of net investment income including waivers to average net assets	1.69%	0.38%	1.56%		2.56%	3.81%	3.68%
Portfolio turnover rate	76.16%	99.00%	94.00%		56.00%	53.00%	60.00%

SUPPLEMENTAL DATA
Total shares outstanding (000s)(c)	42,529	42,529	42,529		60,920	73,894	73,894
Asset coverage, end of period per $1,000(i)	6,689	$3,904	$9,394		$27,794	$3,478	$3,534

Aggregate principal amount of borrowings, end of period (000s)	52,900	$175,500	$50,000		$22,600	$315,900	$322,800
Average borrowings outstanding during the period (000s)	88,961	$124,674	$20,559		$211,066	$312,939	$332,698

47

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Consolidated financials.
(b)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.
(c)	Reflects a 1 for 2 reverse stock split effective May 20, 2022, see Note 8 in the accompanying Notes to Consolidated Financial Statements.
(d)	Calculated using average common shares outstanding.
(e)	Please see Note 8 in the accompanying Notes to Consolidated Financial Statements for additional information.
(f)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(g)	Annualized.
(h)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(i)	Asset coverage ratio is presented to represent the coverage available to each $1,000 of borrowings. The asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

Annual Report | October 31, 2023	48

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BRW”. The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The Fund seeks to achieve this objective by investing globally in debt and equity securities of public and private companies, which includes, among other things, investing in closed-end funds, special purpose acquisition companies (“SPAC”), public and private debt instruments, as well as derivatives, including but not limited to, total return swaps, credit default swaps, options and futures, where the Fund seeks to enhance returns and/or to reduce portfolio risk. From time to time, in pursuit of its investment objective, the Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under Accounting Standard Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per Common Share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Fund is calculated by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

A. Financial Instrument Valuation. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed end funds, investment trusts, preferred stock, unit trusts and special purpose acquisition companies) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the Market Close for such security provided by the CTA. Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investment is valued at the NAV reported by the private fund’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the private fund, their estimated values may differ significantly from the values that would have been used had a ready market for the private fund existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices from the exchange on which they are principally traded. Non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, special purpose acquisition companies and warrants) are valued by third-party valuation specialists or at cost, which approximates fair market value.

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board of Trustees (the “Board”) has appointed the Investment Adviser as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Adviser (the “Valuation Policy”). Under that Rule, the Board has assigned to the Investment Adviser general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Investment Adviser’s Chief Financial Officer and is comprised of the Investment Adviser’s Chief Operating Officer/Chief Compliance Officer, Fund Accounting team, Chief Risk Officer (Fund Trustee), and Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Investment Adviser’s Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

Annual Report | October 31, 2023	49

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stock, closed end funds, investment trusts, preferred stock, unit trusts and special purpose acquisition companies, exchange traded derivatives (including warrants, rights, options and futures contracts) and certain government bonds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

50

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of October 31, 2023. Refer to the portfolio of investments for additional details.

Investments in Securities at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$36,729,136	$-	$36,729,136
Senior Loans***	-	35,310,585	-	35,310,585
Convertible Corporate Bond	-	1,054,208	-	1,054,208
Sovereign Debt Obligations**	-	10,047,748	-	10,047,748
Mortgage-Backed Securities	-	3,945,447	-	3,945,447
Common Stock***	18,389,417	3,865,207	-	22,254,624
Closed End Funds	80,416,011	-	-	80,416,011
Investment Trust	26,756,928	-	-	26,756,928
Preferred Stock	-	4,080	3,067,747	3,071,827
Participation Agreement	-	-	959,660	959,660
Private Fund*	-	-	-	37,398,584
Unit Trust	17,722,864	-	-	17,722,864
Special Purpose Acquisition Companies***	16,339,613	-	292,435	16,632,048
Warrants***	425,464	47,603	5,628	478,695
Rights***	158,232	-	-	158,232
Options	1,098,258	-	-	1,098,258
Short Term Investments	2,249,167	-	-	2,249,167
Total	$163,555,954	$91,004,014	$4,325,470	$296,284,022

Securities sold short, at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations**	$168,488,484	$-	$-	$168,488,484
Common Stock	23,083,795	-	-	23,083,795
Exchange Traded Funds	16,065,791	-	-	16,065,791
Preferred Stock	44,723	-	-	44,723
Total	$207,682,793	$-	$-	$207,682,793

Derivative contracts, at fair value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Simple Agreement for Future Equity Contracts	$-	$-	$6,429,315	$6,429,315
Forward Foreign Currency Contracts	-	60,867	-	60,867
Futures Contracts	1,047,144	-	-	1,047,144
Centrally Cleared Credit Default Swaps	-	1,677,132	-	1,677,132
Over the Counter Credit Default Swaps	-	5,986,098	-	5,986,098
Total Return Swaps	-	1,208,552	-	1,208,552
Total Assets	$1,047,144	$8,932,649	$6,429,315	$16,409,108

Liabilities
Forward foreign currency contracts	$-	$78,687	$-	$78,687
Futures Contracts	17,954	-	-	17,954
TBA MBS forward contracts	-	2,630,644	-	2,630,644
Centrally Cleared Credit Default Swaps	-	355,161	-	355,161
Over the Counter Credit Default Swaps	-	55,215	-	55,215
Total Return Swaps	-	131,170	-	131,170
Total Assets	$17,954	$3,250,877	$-	$3,268,831

*	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.
**	Investments classified in Level 1 include sovereign debt obligations issued by G10 countries. All other sovereign debt obligations are classified as Level 2.
***	The Fund held Level 3 investments that are priced at $0.

Annual Report | October 31, 2023	51

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of October 31, 2023:

	Common Stock	Preferred Stock	Participation Agreement	Special Purpose Acquisition Companies	Warrants	Contingent Forward Purchase Agreements	Simple Agreement for Future Equity (SAFE) Contracts	Total
Balance as of October 31, 2022	$706,222	$2,099,232	$-	$286,710	$130,286	$1,268,277	$-	$4,490,727
Accrued discount/ premium	-	-	-	-	-	-	-	-
Realized gain/(goss)	-	-	-	-	-	-	-	-
Change in unrealized appreciation/(depreciation)	(689,942)	(31,485)	(1,360,340)	5,725	(123,347)	145,633	429,315	(1,624,441)
Purchases/commitments	-	1,000,000	2,320,000	-	-	-	6,000,000	9,320,000
Sales proceeds	(16,280)	-	-	-	-	(1,413,910)	-	(1,430,190)
Transfer into Level 3	-	-	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	(1,311)	-	-	(1,311)
Balance as of October 31, 2023	$-	$3,067,747	$959,660	$292,435	$5,628	$-	$6,429,315	$10,754,785
Net change in unrealized appreciation/(depreciation) included in Consolidated Statement of Operations attributable to Level 3 investments held at October 31, 2023	$(689,942)	$(31,485)	$(1,360,340)	$5,725	$(123,347)	$145,633	$429,315	$(1,624,441)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2023:

				Inputs
Asset Category:	Fair value at October 31,	Valuation technique	Unobservable inputs	Range		Weighted Average
Preferred Stock	$988,495	Backsolve Method	Volatility	70%	70%	70%
	$2,079,252	Market Comparable Technique	Comparable Multiple	3.8x	8.3x	6.0x
	$3,067,747

Participation Agreement	$959,660	Probability Weighted Expected Return Method	Probability of Success	0%	100%	44%

Special Purpose Acquisition Companies	$292,435	Market Approach	Discount for lack of marketability	13.5%	23.0%	14.2%

SAFE Contracts	$6,429,315	Market Comparable Technique	Comparable Multiple	2.3x	6.3x	4.3x
		Monte Carlo Analysis	Volatility	65%	70%	69%
		Monte Carlo Analysis	Discount Rate	75%	80%	78%
		Transaction Price	Transaction Price	N/A	N/A	N/A

All Level 3 investments were valued at October 31, 2023 using unadjusted prices provided by third-party valuation specialists.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

52

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on securities transactions or net change in unrealized appreciation (depreciation) on securities transactions.

E. Derivatives. In seeking to limit the credit risk associated with transactions in the over-the-counter market (the “OTC”), the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Advisor.

In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the U.S. custodial banks. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s International Swaps and Derivative Association (“ISDA”) Master Agreements.

With cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In addition, the Fund’s OTC derivative contracts subject to ISDA Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. At October 31, 2023, there are no derivative instruments subject to those covenants and provisions that are in a net liability position. During the year ended October 31, 2023, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

Option Contracts: An option contract provides its owner the right, but not the obligation, to buy or sell specified amounts of a financial instrument, commodity, or currency, at a contracted price during a specified period or a specified date.

Simple Agreement for Future Equity (“SAFE”) Contracts: The Fund has entered into SAFEs with various companies. A SAFE is an agreement between the Fund and a company that grants the Fund the right to certain shares of the company’s stock subject to certain negotiated terms unique to each contract. The aggregate cost and fair value are included in the Consolidated Statement of Assets and Liabilities. Unrealized gains and losses are included in the Consolidated Statement of Operations. During the year ended October 31, 2023, the average quarter-end fair value of SAFEs was $5,501,303.

Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Consolidated Schedule of Investments.

For the year ended October 31, 2023, the Fund had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $43,766,667 and $6,845,833, respectively.

Annual Report | October 31, 2023	53

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

Futures Contracts: A futures contract represents a commitment for the future purchase or sale of an asset or index at a specified price on a specified date. The purchase and sale of futures requires margin deposits with a futures commission merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments of variation margin are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract. Futures contracts mitigate the Fund’s exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s FCM, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Credit Default Swaps: The Fund expects to enter into various swap agreements including, but not limited to credit default swaps (“CDS”), as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Statement of Assets and Liabilities may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the year ended October 31, 2023, the Fund had been both a purchaser and a seller of CDS contracts. For the year ended October 31, 2023, the average quarter-end USD equivalent notional amount of credit default swaps - protection purchased and protection sold was $306,305,000 and $271,050,608, respectively.

Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract. For the year ended October 31, 2023, the average quarterly USD equivalent notional amount of total return swaps where the Fund was either long or short the underlying asset was $130,576,882 and $5,401,325, respectively.

Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement. The following tables present information about the offsetting of OTC derivatives and related collateral amounts.

54

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

Offsetting of Derivative Assets as of October 31, 2023

		Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Exposure
Barclays Bank PLC	$430,692	$(55,215)	$-	$375,477
Goldman Sachs International	4,823,600	(17,954)	(1,950,000)	2,855,646
JPMorgan Chase Bank, N.A.	1,456,910	(209,857)	-	1,247,053
Morgan Stanley Capital Services	1,591,459	-	(750,000)	841,459
	$8,302,661	$(283,026)	$(2,700,000)	$5,319,635

Offsetting of Derivative Liabilities as of October 31, 2023

		Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Exposure
Barclays Bank PLC	$(55,215)	$55,215	-	$-
Goldman Sachs International	(17,954)	17,954	-	-
JPMorgan Chase Bank, N.A.	(209,857)	209,857	-	-
Morgan Stanley & Company	(2,630,644)	-	2,630,644	-
	$(2,913,670)	$283,026	$2,630,644	$-

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of October 31, 2023.

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Risk
Credit Default Swaps	Credit default swaps, at fair value	$7,663,230	$410,376
Equity/Market Risk
Simple Agreement for Future Equity Contracts	Unrealized appreciation/depreciation on simple agreement for future equity contracts	6,429,315	-
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	1,047,144	17,954
Total Return Swaps	Unrealized appreciation/depreciation on total return swap contracts	1,208,552	131,170

Foreign Exchange Risk
Foreign Currency Contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	60,867	78,687

Interest Rate Risk
TBA MBS Forward Contracts	Unrealized appreciation/depreciation on TBA MBS forward contracts	-	2,630,644
Total		$16,409,108	$3,268,831

Annual Report | October 31, 2023	55

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

The following table provides information about the effect of derivatives on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2023.

Risk Exposure	Consolidated Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk
Credit Default Swaps	Net realized gain/(loss) on credit default swaps/ Net change in unrealized appreciation/(depreciation) on credit default swaps	$16,449,190	$(4,390,662)
Equity/Market Risk
Simple Agreement for Future Equity Contracts	Net realized gain/(loss) on simple agreement for future equity contracts/ Net change in unrealized appreciation/(depreciation) on simple agreement for future equity contracts	-	429,315
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	(9,058,790)	1,029,190
Total Return Swaps	Net realized gain/(loss) on total return swaps/ Net change in unrealized appreciation/(depreciation) on total return swaps	(15,778,655)	1,101,105
Foreign Exchange Risk
Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	(117,085)	(296,112)
Interest Rate Risk
TBA MBS Forward Contracts	Net realized gain/(loss) on TBA MBS forward contracts/Net change in unrealized appreciation/(deprecation) on TBA MBS forward contracts	(15,696,857)	(2,630,644)
Total		$(24,202,197)	$(4,757,808)

F. Financial Instruments. Financial instruments, at fair value include contingent forward purchase contracts. Such financial instruments represent future commitments to purchase certain securities to be issued, generally by SPACs or their target companies, at specified terms subject to certain contingencies. These contingencies allow the Fund and/or counterparties not to settle such contracts if those contingencies do not occur. Contingent forward purchase contracts may be illiquid and are reflected on the Consolidated Statement of Assets and Liabilities at fair value. The net change in unrealized gains and losses on contingent forward purchase contracts is reflected in net change in unrealized gain/(loss) on financial instruments on the Consolidated Statement of Operations. At October 31, 2023, the Fund did not hold any contingent forward purchase contracts.

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Distributions to Common Shareholders. The Fund made monthly distributions to shareholders at an initial annual minimum fixed rate of 12.00%, based on the average monthly net asset value of the Fund’s common shares for the period through June 30, 2023. The Fund calculated the average net asset value from the previous month based on the number of Business Days in that month on which the net asset value was calculated. The distribution was calculated as 12.00% of the previous month’s average net asset value, divided by twelve.

56

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

Beginning with the distributions for which the declaration date was June 30, 2023, the Fund calculated the average net asset value of the month of June 2023 and was based on the number of Business Days in June 2023. The distributions were calculated as 12.00% of the average net asset value of June 2023, divided by twelve.

The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

I. Dividend Reinvestments. The Fund maintains a Shareholder Reinvestment Program (the “Program”) that allows participating shareholders to reinvest all dividends (“Dividends”) in additional Common Shares of the Fund. Pursuant to the Program, ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, Common Shares on the open market to satisfy Dividend reinvestments. Such Common Shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund’s Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new Common Shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the Common Shares during the pricing period, minus a discount of 5%. Common Shares issued by the Fund under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by submitting a completed participation form to ALPS, the Program administrator. The Program administrator will credit to each participant’s account funds it receives from Dividends paid on Common Shares of the Fund registered in the participant’s name. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Program administrator’s open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in Common Shares under the Program will be treated as having received a Dividend equal to either (i) if Common Shares are issued under the Program directly by the Trust, generally the fair market value of the Common Shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market.

Additional information about the Program may be obtained by contacting the Program administrator at 844-460-9411 or BRWSabaCapital@dstsystems.com.

J. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

K. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

L. Basis of Consolidation. The Fund invests in certain investments through its investment in BRW SPV I. The BRW SPV I is a Cayman Islands Exempted Company with Limited Liability and is a wholly-owned subsidiary of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and its wholly owned subsidiary. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of the BRW SPV I’s income. Net taxable losses incurred by the BRW SPV I cannot offset income earned by the Fund and cannot be carried back or forward by the BRW SPV I to offset income from prior or future years.

Annual Report | October 31, 2023	57

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

NOTE 3 — INVESTMENTS

For the year ended October 31, 2023, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $2,012,627,913 and $2,299,691,986, respectively. The fair value of these assets is established as set forth in Note 2.

At October 31, 2023, the Fund held senior loans valued at $35,310,585 representing 9.98% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At October 31, 2023, the Fund held corporate bonds and sovereign debt obligations valued at $36,729,136 and $10,047,748, respectively, which represent 10.38% and 2.84% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At October 31, 2023, the Fund held SPACs valued at $16,632,048 representing 4.70% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s initial public offering (“IPO”) price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account.

At October 31, 2023, the Fund held Closed End Mutual Funds (Globally) valued at $80,416,011 representing 22.72% of its total net assets. A closed-end fund (“CEF”) or closed-ended fund is a collective investment issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations.

At October 31, 2023, the Fund held an investment in an unaffiliated private fund, Stone Ridge Opportunities Fund Feeder LP (“Stone Ridge Feeder Fund”), valued at $37,398,584, representing 10.57% of its net assets. The Stone Ridge Feeder Fund is a Cayman Islands exempted limited partnership which invests substantially all of its investable assets in Stone Ridge Reinsurance Opportunities Fund LP (“Stone Ridge Master Fund”). Stone Ridge Master Fund’s investment objective is to achieve long-term capital appreciation by investing primarily in shares or notes issued in connection with quota shares and, to a lesser extent, other reinsurance related securities, including shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance shares or notes issued in connection with industry loss warranties, event-linked or catastrophe bond, event-linked swaps and/or derivatives linked to any of the foregoing (collectively, “reinsurance-related securities”). At October 31, 2023, the Fund does not have any outstanding capital commitments to the Stone Ridge Feeder Fund. The Fund may only make withdrawals from the Stone Ridge Feeder Fund on an annual basis at December 31, subject to notice by October 15 of the year immediately prior to the year in which the withdrawal request date occurs.

At October 31, 2023, the Fund held warrants valued at $478,695 representing 0.14% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

58

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.15% of average daily net assets for the period through June 30, 2023, and to 1.05% of Managed Assets plus 0.30% of average daily net assets subsequently from July 1, 2023 onwards. For the year ended October 31, 2023, $597,873 of fees were waived and reimbursed.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. For the year ended October 31, 2023, $146,975 of fees waived were recouped.

Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Consolidated Statement of Operations totaling $450,898. Amounts payable by the Investment Adviser are reflected on the accompanying Consolidated Statement of Assets and Liabilities.

As of October 31, 2023, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

October 31, 2023	October 31, 2024	October 31, 2025	October 31, 2026	Total
$–	$337,052	$1,374,896	$597,873	$2,309,821

The expense limitation agreement is contractual through July 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At October 31, 2023, entities advised by Saba Capital Management, L.P. owned approximately 5.46% of the Fund.

Annual Report | October 31, 2023	59

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

NOTE 7 — GUARANTEES AND COMMITMENTS

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund. As of October 31,2023, the credit agreement, as subsequently amended, enables the Fund to borrow up to $200,000,000 and has a final maturity date of November 22, 2023. Borrowing rates under this agreement are based on a fixed spread over the Federal Funds Effective Rate, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at October 31, 2023, was $52,900,000. The weighted average interest rate on outstanding borrowings at October 31, 2023 was 6.13%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 8.13% of total assets at October 31, 2023. Average borrowings for the year ended October 31, 2023 were $88,960,822 and the average annualized interest rate was 5.38% excluding other fees related to the unused portion of the facility, and other fees.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations.

As a part of the Fund’s investment strategy, the Fund is both a provider and purchaser of credit protection of multiple reference obligations. During periods of market stress, credit protection that has been purchased may act as a hedge for credit protection that has been provided on different reference obligations. Similarly, as a part of the Fund’s investment strategy, the Fund may be a provider of credit protection and be short the underlying reference obligation, which also may reduce the Fund’s exposure. The below table summarizes those CDS for which the Fund is providing protection and where offsetting contracts on the same reference obligation are held by the Fund at October 31, 2023.

	Notional Amount by Period of Expiration		Notional Amount	Fair Value
Credit Spread on Derivatives (basis points)	0-5 Years	5 Years or Greater	Total Written Credit Derivatives	Written Credit Derivatives
Single name credit default swaps
0-500	$196,198,000	$21,159,000	$217,357,000	$4,810,470
Total	$196,198,000	$21,159,000	$217,357,000	$4,810,470

NOTE 8 — CAPITAL SHARES

As of October 31, 2023, there were 42,529,493 shares issued and outstanding. Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
period ended	#	#	#	($)	($)	($)
10/31/2023	–	–	–	–	–	–
10/31/2022	–	–	–	–	–	–
10/31/2021	(164,609)	(18,226,686)	(18,391,295)	(1,536,542)	(176,835,308)	(178,371,850)

Effective May 20, 2022, the Fund completed a reverse stock split (the “Reverse Split”) of the Fund’s common shares at a ratio of 1-for-2. The Reverse Split reduced the number of the Fund’s authorized common shares from 85,058,986 shares to 42,529,493 shares.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

60

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	October 31, 2023	October 31, 2022
Distributions Paid From:
Ordinary Income	$8,594,037	$13,029,565
Net Long-Term Capital Gain	–	–
Return of Capital	35,594,107	31,967,059
Total Distributions Paid	$44,188,144	$44,996,624

Components of Distributable Earnings on a Tax Basis: At October 31, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of a wholly owned controlled foreign corporation.

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund	$8,966,377	$(8,966,377)

As of the year ended October 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Saba Capital Income & Opportunities Fund
(Over)/Undistributed Ordinary Income	$–
Accumulated Capital Gains/(Losses)	(140,775,258)
Unrealized Appreciation/Depreciation	(19,993,878)
Other Cumulative Effect of Timing Differences	(11,747,675)
Total	$(172,516,811)

At October 31, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Saba Capital Income & Opportunities Fund
Cost of investments for income tax purposes	322,628,536
Gross appreciation (excess of value over tax cost)	505,479,579
Gross depreciation (excess of tax cost over value)	(524,883,365)
Net depreciation of foreign currency and derivatives	(590,092)
Net unrealized depreciation	$(19,993,878)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Annual Report | October 31, 2023	61

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements
October 31, 2023

As of the year ended October 31, 2023, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund	$616,812	$140,158,446	140,775,258

Capital loss carryovers used during the year ended October 31, 2023, were $21,911,226.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of October 31, 2023, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — SUBSEQUENT EVENTS

Subsequent to October 31, 2023 and through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.085	10/31/2023	11/09/2023	11/30/2023
$0.085	11/30/2023	12/11/2023	12/29/2023

Beginning with the distributions for which the declaration date is December 29, 2023, the Fund will make monthly distributions to shareholders at a fixed amount of $0.085 per share.

The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time without prior notice to Fund shareholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the plan. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

On November 21,2023, the Fund amended its revolving credit agreement to change the final maturity date to December 21, 2023. On December 21, 2023, the Fund further amended its revolving credit agreement to change the final maturity date to January 22, 2024.

62

Saba Capital Income & Opportunities Fund	Additional Information
October 31, 2023

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Manager. Proxies for the portfolio securities are voted in accordance with the Investment Manager’s proxy voting policies and procedures. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company or (iii) elect to not submit a proxy vote. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com

TAX INFORMATION (UNAUDITED)

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2022, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

Fund	Dividend Received Deduction	Qualified Dividend Income
Saba Capital Income & Opportunities Fund	0.71%	6.21%

Annual Report | October 31, 2023	63

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers
October 31, 2023

INDEPENDENT TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 05/17/1976	Trustee	Since January 2021	Mr. Bumbolow currently serves as the head of business development at Midwest Holding (MWDT), an insurance company which blends innovative reinsurance capabilities with an elite asset management business. Mr. Bumbolow also serves as advisor to Capital2markets, a tech-based broker/dealer, Limitless Ventures, a venture impact capital fund, and Vchromatix, a private technology company. Mr. Bumbolow is the co-Founder of protoCapital, a merchant bank that operated from 2017-2020. Mr. Bumbolow has 20 years of experience at JPMorgan Chase, where he held various roles in fixed-income sales and trading from 1997-2017. He has been a board member of Stepping Stones Museum for Children since 2018.	1	Stepping Stones Museum
Karen Caldwell DOB: 01/22/1959	Trustee	Since July 2020	Karen Caldwell has served as the Chief Financial Officer of Reform Alliance since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non for profit dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. She has been a board member of Templeton Global Income Fund since February 2023.	1	Templeton Global Income Fund
Ketu Desai DOB: 07/02/1982	Trustee	Since July 2020	Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He has been a board member of Templeton Global Income Fund since February 2023.	1	Templeton Global Income Fund
Kieran Goodwin DOB: 07/30/1969	Trustee	Since July 2020	Kieran Goodwin is the founder of Hidden Truth, a mobile application game. Previously, he served as the co-founder and Portfolio Manager of Panning Capital Management, LLC, a hedge fund with $2.5 billion AUM at its peak, from 2012 to 2019.	1	None

[1]	The mailing address for each Independent Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

64

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers
October 31, 2023

INTERESTED TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Nominee who is an “Interested Person”[3]
Aditya Bindal DOB: 03/10/1976	Trustee	Since July 2020	Aditya Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. since 2018, prior to which he served as Chief Risk Officer at Water Island Capital (“Water Island”), an event-driven investment firm with over $2.5 billion in AUM, from 2015 to 2018. He has been a board member of Templeton Global Income Fund since 2021.	1	Templeton Global Income Fund
Andrew Kellerman DOB: 09/22/1965	Trustee	Since July 2020	Andrew Kellerman has served as Partner, President and Head of Business Development of Saba Capital Management, L.P. since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex. Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016.	1	None

[1]	The mailing address for each Interested Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 06/06/1973	President	Since May 2021	CIO of Saba Capital
Pierre Weinstein DOB: 04/04/1975	Chief Executive Officer	Since May 2021	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 09/08/1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[2] DOB: 01/18/1964	CCO	Since June 2021	Managing Director, Foreside Fund Services, LLC (since 2008)
Troy Statczar[2] DOB: 08/31/1971	PFO, Treasurer	Since June 2021	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Nitin Sapru DOB: 12/07/1980	VP	Since May 2021	CFO at Saba Capital

[1]	Unless otherwise indicated, the mailing address for each officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
[2]	Patrick Keniston's and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Annual Report | October 31, 2023	65

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Saba | Capital

Saba Capital Income & Opportunities Fund

This material must be accompanied or preceded by a prospectus.

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Karen Caldwell is the sole Audit Committee Financial Expert, as defined in Item 3 of Form N-CSR. Ms. Caldwell, is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2023 and the year ended October 31, 2022.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by EY, the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $123,500 for the year ended October 31, 2023 and $102,600 for the year ended October 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by EY that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2023, and $0 for the year ended October 31, 2022.

(c)	Tax Fees (1): The aggregate fees billed for professional services rendered by EY for tax compliance, tax advice, and tax planning were $24,700 for the year ended October 31, 2023 and $23,500 for the year ended October 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Fund’s federal, state and excise tax returns, tax services related to mergers, and routine consulting.

(d)	All Other Fees: The aggregate fees billed for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2023 and $0 for the year ended October 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, as amended (the “Act”), the Audit Committee is responsible for the appointment, compensation and oversight of the services provided by the Auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence. In addition, the Audit Committee is required to pre-approve non-audit services provided by the Auditor to the Fund where such services provided have a direct impact on the operations or financial reporting of the Fund as further assurance that such services do not impair the Auditor’s independence.

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services under these circumstances, while also maintaining independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”), or (2) proposed services that require specific pre-approval (“Specific Pre-Approval”). Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal year ended October 31, 2023 and the year ended October 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the Registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	10/31/2023	10/31/2022
Saba Capital Income & Opportunities Fund	$24,700	$23,500
Saba Capital Management/Voya Investments, LLC	$0	$0

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants

a.	The Registrant has a separately-designated standing audit committee. The members of the committee are Thomas Bumbolow, Karen L. Caldwell, and Ketu Desai.

Item 6. Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The SEC adopted Rule 206(4)-6 under the Advisers Act, requiring registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. Saba Capital has adopted proxy voting policies and procedures to ensure compliance with the Advisers Act. Saba Capital’s policy is to vote in a manner that serves the best interests of the clients. Except as set forth below, the firm has engaged BroadRidge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of the Saba Capital, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”).

Saba Capital may, from time to time, determine that it is in the best interests of its clients to either depart from specific Glass Lewis recommendations and/or vote shares held in the same proportion as the vote of all other holders of the securities. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company or (iii) elect to not submit a proxy vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Boaz Weinstein, Founder & CIO, employed by Saba Capital Management since 2009

Paul Kazarian, Portfolio Manager, employed by Saba Capital Management since 2013

Pierre Weinstein, Portfolio Manager, employed by Saba Capital Management since 2009

(a)(2V-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts with respect to which the advisory fee is based on the performance of the account managed by the portfolio managers of the Fund as of October 31, 2023, unless otherwise indicated.

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(1)
Boaz Weinstein	2 Accounts $0 Total Assets	13 Accounts $3,621,999,409 Total Assets	6 Accounts $486,614,177 Total Assets
Paul Kazarian	2 Accounts $0 Total Assets	13 Accounts $3,621,999,409 Total Assets	4 Accounts $70,022,958 Total Assets
Pierre Weinstein	2 Accounts $0 Total Assets	13 Accounts $3,621,999,409 Total Assets	6 Accounts $486,614,177 Total Assets

(1)	The advisory fees are based in part on the performance for each account.

(a)(2)(iv) Conflicts of Interest

Saba Capital and its affiliates accept performance-based fees from certain Clients. In addition, Saba Capital manages another Client account that is only charged sub-advisory fees and is not charged performance fees. Clients should be aware that performance fee arrangements may create a conflict of interest for Saba Capital, as they could create an incentive for Saba Capital to make investments that are riskier or more speculative than it would otherwise make absent a performance fee.

In the allocation of investment opportunities, performance-based compensation arrangements may also create an incentive to favor accounts from which Saba Capital may receive greater performance-based compensation over accounts from which Saba Capital may receive less performance-based compensation. Consistent with its fiduciary obligations, Saba Capital has a policy of allocating investment opportunities on a fair and equitable basis measured over time.

(a)(3) Compensation

The firm pays a base salary (fixed) and discretionary bonus (variable) measured by the contributions of the particular employee as well as the success of the firm. The firm also provides sick days, short term disability, bereavement, jury duty/voting, military leave and medical leave, as well as paid parental (maternity and paternity) leave. The firm also provides employees with a robust benefits package which includes 100% employer covered health, dental & vision insurance in addition to other ancillary benefits. Partners of the firm receive compensation based on their level of equity ownership in the firm which can be increased on a discretionary basis.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of October 31, 2023, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Boaz Weinstein	$10,001 - $50,000
Paul Kazarian	None
Pierre Weinstein	None

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended October 31, 2023, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant's equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the Registrant's disclosure controls and procedures are effective to ensure that material information relating to the Registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the Registrant's disclosure controls and procedures allow timely preparation and review of the information for the Registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the Registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to this report.

(a)(4)	Not applicable to this report.

(a)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	January 5, 2024

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 5, 2024